EXHIBIT 10.1

            CENTURY TELEPHONE ENTERPRISES, INC.
         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST


                                          1994 AMENDMENT AND RESTATEMENT

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                        TABLE OF CONTENTS


SECTION 1.............................................................  2
     DEFINITIONS......................................................  2
           1.1  Account...............................................  2
           1.2  Active Participant....................................  2
           1.3  Adjustment Date.......................................  2
           1.4  Approved Absence......................................  2
           1.5  Break in Service......................................  2
           1.6  Company Stock.........................................  3
           1.7  Compensation..........................................  3
           1.8  Date of Employment....................................  5
           1.9  Date of Reemployment..................................  5
           1.10 Disability............................................  6
           1.11 Eligibility Computation Periods.......................  6
           1.12 Employee..............................................  6
           1.13 Employer..............................................  6
           1.14 Entry Date............................................  6
           1.15 Highly Compensated Employee...........................  7
           1.16 Hour of Service.......................................  8
           1.17 Leased Employee....................................... 10
           1.18 Limitation Year....................................... 11
           1.19 Merger Account........................................ 11
           1.20 Normal Retirement Age................................. 11
           1.21 Plan Administrator.................................... 11
           1.22 Plan Year............................................. 11
           1.23 Regular Account....................................... 11
           1.24 Rollover Account ..................................... 12
           1.25 Suspense Account...................................... 12
           1.26 Top Heavy Valuation Date.............................. 12
           1.27 Trust................................................. 12
           1.28 Valuation Date........................................ 12
           1.29 Vesting Computation Period............................ 12
           1.30 Year of Service....................................... 12
SECTION 2............................................................. 15
     ELIGIBILITY...................................................... 15
           2.1  Participation......................................... 15
           2.2  Determination of Eligibility.......................... 15
           2.3  Election Not to Participate........................... 15

SECTION 3............................................................. 16
     CONTRIBUTIONS.................................................... 16
           3.1  Contributions by Employer............................. 16
           3.2  Determination of Contribution......................... 16
           3.3  Time of Payment of Contribution....................... 16
           3.4  Exclusive Benefit..................................... 16
           3.5  Return of Contributions............................... 17

                                    i
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SECTION 4............................................................. 18
     ACCOUNTS OF PARTICIPANTS......................................... 18
           4.1  Individual Accounts for Each Participant.............. 18
           4.2  Allocation of Employer Contributions.................. 18
           4.3  Allocation of Forfeitures............................. 18
           4.4  Year-End Valuation of Accounts........................ 18
           4.5  Interim Valuation of Accounts......................... 19
           4.6  Debiting of Distributions............................. 19
           4.7  Effective Date of Entries............................. 19
           4.8  Coverage Under this Plan Only......................... 20
           4.9  Coverage Under a Prototype Plan....................... 21
           4.10 Coverage Under a Non-Prototype Plan................... 23
           4.11 Combined Limits....................................... 23
           4.12 Definitions........................................... 23
SECTION 5............................................................. 29
     BENEFITS PAYABLE AFTER NORMAL RETIREMENT......................... 29
           5.1  Optional Methods of Payment Available at Retirement... 29
           5.2  Manner of Payment Following Commencement of Payments.. 30
           5.3  Required Beginning Date............................... 30
           5.4  Determination of Amount to be Distributed Each Year... 30
           5.5  Definitions........................................... 31
           5.6  Small Accounts........................................ 31

SECTION 6............................................................. 32
     BENEFITS PAYABLE IN THE EVENT OF DEATH OR DISABILITY............. 32
           6.1  Death Distribution Provisions......................... 32
           6.2  Definitions........................................... 33
           6.3  Designation of Beneficiary............................ 35
           6.4  Failure to Designate a Beneficiary or Select a Method
                of Payment............................................ 35
           6.5  Disability of a Participant........................... 36
           6.6  Transitional Rule..................................... 36
           6.7  Location of Participant or Beneficiary Unknown........ 38

SECTION 7............................................................. 39
     BENEFITS PAYABLE IN THE EVENT OF BREAK IN SERVICE OR EMPLOYMENT
           TERMINATION................................................ 39
           7.1  Vesting Schedule...................................... 39
           7.2  Distributions......................................... 39
           7.3  Restrictions on Immediate Distributions............... 41
           7.4  Payment of Account Balance............................ 42
           7.5  Treatment of Accounts in Pay Status................... 42
           7.6  Direct Rollovers...................................... 43
           7.7  Amendment of Vesting Schedule......................... 44

SECTION 8............................................................. 45
     FORM OF DISTRIBUTION............................................. 45
           8.1  Payment in Shares or Cash............................. 45
           8.2  Dividends............................................. 45

                                      ii
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SECTION 9............................................................. 46
     MERGER OR CONSOLIDATION.......................................... 46
           9.1  Merger or Consolidation............................... 46
           9.2  Merger Accounts....................................... 46
           9.3  Merger Agreement or Agreement Relating to Transfer.... 46

SECTION 10............................................................ 47
     CLAIMS PROCEDURE................................................. 47
           10.1  Filing of a Claim for Benefits....................... 47
           10.2  Notification to Claimant of Decision................. 47
           10.3  Review Procedure..................................... 47
           10.4  Decision on Review................................... 48
           10.5  Agent for Service of Process......................... 48

SECTION 11............................................................ 49
     ADOPTION BY OTHER COMPANIES...................................... 49
           11.1  Rights of Other Companies to Participate............. 49
           11.2  Control of Plan by the Employer...................... 49
           11.3  Allocations of Contributions and Forfeitures......... 49
           11.4  Withdrawal of Employer or Adopting Companies......... 50
           11.5  Amendment of Plan.................................... 50
           11.6  Termination of One or More Parties................... 51
           11.7  Reference to Employer in Plan........................ 51

SECTION 12............................................................ 52
     PROVISIONS RELATING TO PARTICIPANTS.............................. 52
           12.1  Information Required of Participants................. 52

SECTION 13............................................................ 53
     PLAN ADMINISTRATOR............................................... 53
           13.1  Administration by Plan Administrator................. 53
           13.2  Appointment of Committee............................. 53
           13.3  Majority Action...................................... 53
           13.4  Powers of Plan Administrator......................... 54
           13.5  Duties of Plan Administrator......................... 55
           13.6  Expenses............................................. 56

SECTION 14............................................................ 57
     ROLLOVERS........................................................ 57
           14.1  Rollover Contributions............................... 57
           14.2  Definition of Rollover Contribution.................. 57
           14.3  Definition of Rollover Amount........................ 57
           14.4  Conduit Rollovers.................................... 58

SECTION 15............................................................ 59
     TRADES OR BUSINESSES UNDER COMMON CONTROL........................ 59
           15.1  Definitions.......................................... 59
           15.2  Allocation........................................... 59
           15.3  Participation and Vesting............................ 59
           15.4  Vesting and Distributions............................ 60

                                     iii
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SECTION 16............................................................ 61
     TOP HEAVY PLAN RULES............................................. 61
           16.1  Key Employee......................................... 61
           16.2  Non-Key Employee..................................... 61
           16.3  Super Top Heavy Plan................................. 61
           16.4  Top Heavy Plan....................................... 62
           16.5  Top Heavy Ratio...................................... 62
           16.6  Top Heavy Plan Year.................................. 64
           16.7  Top Heavy Compensation............................... 64
           16.8  Determination Date................................... 64
           16.9  Valuation Date....................................... 64
           16.10 Aggregation Group.................................... 65
           16.11 Present Value of Accrued Benefits.................... 65
           16.12 Top Heavy Plan Requirements.......................... 65
           16.13 Top Heavy Reduction.................................. 66
           16.14 Minimum Allocation................................... 66
           16.15 Top Heavy Vesting.................................... 67
           16.16 Minimum Required Distribution........................ 67
           16.17 Alternative Effective Date........................... 68

SECTION 17 ........................................................... 69
     ESOP PROVISIONS.................................................. 69
           17.1  Exempt Loans......................................... 69
           17.2  Voting Rights........................................ 71
           17.3  Rights on Tender or Exchange Offer................... 73
           17.4  Special Limitation Rules............................. 74
           17.5  Limitation on Electing Shareholder................... 74
           17.6  Investment Diversification........................... 75
           17.7  Company Stock Distributions.......................... 76

SECTION 18 ........................................................... 77
     QUALIFIED DOMESTIC RELATIONS ORDERS.............................. 77
           18.1  Domestic Relations Order............................. 77
           18.2  Alternate Payee...................................... 77
           18.3  Qualified Domestic Relations Order................... 77
           18.4  Notice............................................... 78
           18.5  Determination of Qualification....................... 78
           18.6  Deferral of Payment.................................. 78
           18.7  Payment after Deferral............................... 78
           18.8  Payments after Eighteen Months....................... 79
           18.9  Payments Under Qualified Domestic Relations Order.... 79
           18.10 Non-qualification.................................... 80
           18.11 Effective Dates...................................... 80

SECTION 19 ........................................................... 81
     AMENDMENT AND TERMINATION OF PLAN; ASSIGNMENT OF BENEFITS........ 81
           19.1  Amendment............................................ 81
           19.2  Termination; Discontinuance of Contributions......... 81
           19.3  Assignment of Benefits............................... 82

                                     iv
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THE TRUST............................................................. 83
TRUST SECTION 1 ...................................................... 83
      TRUSTEE......................................................... 83
           1.1  Establishment and Acceptance of Trust................. 83
           1.2  Investment of Trust Fund.............................. 83
           1.3  Powers of Trustee..................................... 84
           1.4  Payments from the Trust............................... 86
           1.5  Payment of Compensation, Expenses and Taxes........... 86
           1.6  Accounting............................................ 87
           1.7  Removal, Resignation and Appointment of Successor
                Trustee............................................... 87
TRUST SECTION 2....................................................... 88
     FIDUCIARY RESPONSIBILITY......................................... 88
           2.1  Fiduciary Duties...................................... 88
           2.2  Location of Assets.................................... 88
           2.3  Deposits with Trustee................................. 88
           2.4  Common Trust Fund..................................... 88
           2.5  Prohibited Transactions by Trustee.................... 88
           2.6  Party in Interest and Disqualified Person Transaction. 89
           2.7  Intent of Trust....................................... 89

TRUST SECTION 3....................................................... 91
     SPENDTHRIFT CLAUSE............................................... 91
           3.1  Restrictions on Alienation............................ 91
           3.2  Qualified Domestic Relations Order.................... 91

TRUST SECTION 4....................................................... 92
     AMENDMENT AND TERMINATION OF TRUST............................... 92
           4.1  Amendment............................................. 92
           4.2  Termination; Discontinuance of Contributions.......... 92

                                      v
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STATE OF LOUISIANA

PARISH OF OUACHITA

     BE IT KNOWN that on this 30th day of  December,

1994, before me, Notary Public, duly commissioned and

qualified in and for  the  Parish of Ouachita, State of

Louisiana, therein residing and in the presence of the

undersigned witnesses:

     PERSONALLY CAME AND APPEARED:

CENTURY TELEPHONE ENTERPRISES, INC. represented herein by

its Senior Vice  President  and  Chief  Financial  Officer, R.

Stewart Ewing, Jr., as Settlor.

     The Settlor appoints Regions Bank of Louisiana as Trustee.

     WHEREAS, the Trustee has previously established  the Century

Telephone  Enterprises,  Inc.  Employee  Stock  Ownership Plan and

Trust; and

     WHEREAS,  the  Settlor  desires  to amend its Employee Stock

Ownership Plan and Trust to comply with  the  Tax  Reform Act  of

1986,  the  Technical  and  Miscellaneous  Revenue  Act of  1988,

technical corrections and other statutory revisions; and

     WHEREAS,  the Settlor desires to incorporate in this

document various amendments to its Employee Stock Ownership Plan and Trust; and

     WHEREAS,  the   Settlor   desires  that  the  Employee

Stock Ownership  Plan  and  Trust,  as  amended   and

restated,  shall constitute a qualified employee benefit plan under  Section 401(a) of the Internal Revenue Code of 1986, as

amended (the  "Code") for the  exclusive  benefit  of

employees who participate herein,  and shall constitute an

employee  stock ownership  plan under Section 4975(e)(7) of

the Code;

     NOW, THEREFORE, effective January 1, 1989, except  as

may be indicated  in  specific Sections hereof, the Settlor

hereby amends and restates its Employee Stock Ownership Plan and Trust, upon the terms and conditions as provided herein.

                              1
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                          SECTION 1

                         DEFINITIONS

1.1  Account.
     -------
     The Regular Account, the Merger Account, the Rollover Account,

and the Suspense Account of a Participant, whether or not such accounts have been combined into one account.

1.2  Active Participant.
     ------------------
     A Participant who has completed a Year of Service within

the Plan  Year  ending  on  the  Adjustment  Date,  whether or not the Participant is employed on such date.

1.3  Adjustment Date.
     ---------------
     The last day of each Plan Year.

1.4  Approved Absence.
     ----------------
     An absence from work not exceeding one year, including absence due to temporary disability, granted to and/or approved for the Employee by an Employer in a uniform and nondiscriminatory manner; or an absence from work for service in the Armed Forces or other government services,

provided that, and only so long as, reemployment rights are protected by law.

1.5  Break in Service.
     ----------------
     A twelve-consecutive month period (computation period) during which a Participant does not complete more than five hundred (500) Hours of

Service with the Employer.  Any Break in Service shall be deemed to have commenced on the first day of the Plan Year in which it occurs.  No Break in Service shall be deemed to occur during an Employee's initial

Eligibility Computation Period solely because of the failure of the

Employee to complete more than five hundred (500) Hours of Service during any one Plan Year occurring in part during such twelve-month period if the Employee completes a Year of Service during such initial Eligibility

Computation Period.  A Break in Service shall not be deemed to have occurred during any period of Approved Absence if the Employee returns to the service of the Employer on or before the last day of the Approved Absence.

                                   2
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1.6  Company Stock.
     -------------
     Shares of voting common stock, $1.00 par value, issued by the Employer.

1.7  Compensation.
     ------------
     Compensation will mean compensation as that term is defined in Section

4.12(b) of the  Plan, and will include any amount which is contributed by the Employee pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3),

402(h)(1)(B) or 403(b) of the Code.

     Notwithstanding the foregoing, compensation for purposes of this

Section shall not include: (i) reimbursements or other expense allowances,

fringe benefits (cash or noncash), moving expenses, deferred compensation,

and welfare benefits; (ii) overtime; or (iii) bonuses and special awards.

In the case of a commission salesman, compensation shall mean the lesser of:

(i) the base draw of such salesman; or (ii) the commissions paid by the

Employer to such salesman as reported on his Federal income tax withholding statement (Form W-2).

   For Plan Years beginning on or after January 1, 1989, and before January

1, 1994, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the

Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

   For Plan Years beginning on or after January 1, 1994, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000,

as adjusted for increases in the cost-of-living in accordance with Section

401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.
                                      3
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   If a determination period consists of fewer than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

     In determining the compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted annual compensation limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this Plan provides for permitted disparity),

the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this Section prior to the application of this limitation.

     If compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior period. For this purpose,

in determining allocations in Plan Years beginning on or after January 1,

1989, the annual compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is $150,000.

     In addition to other applicable limitations set forth in the Plan,

and notwithstanding any other provision of the Plan to the contrary,

for Plan Years beginning on or after January, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the

OBRA '93 annual compensation limit.  The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-

living adjustment in effect for a calendar year applies to any period, not exceeding 12

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months, over which compensation is determined (determination period)

beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year,

the Compensation for that prior determination period is subject to the

OBRA '93 annual compensation limit in effect for that prior determination period.  For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the

OBRA '93 annual compensation limit is $150,000.

     For any self-employed individual covered under the Plan, compensation will mean earned income. Compensation shall include only that compensation which is actually paid to the Participant during the determination period.

Except as provided elsewhere in this plan, the determination period shall be the Plan Year.

     For employees of San Marcos Telephone Company, Inc., SM Telecorp,

Inc., and subsidiaries thereof, who become participants in the Plan on or after June 20, 1993, compensation for the Plan Year ending December,

31, 1993 shall be recognized commencing as of the effective date of participation of each such employee pursuant to Section 2.1.

1.8  Date of Employment.
     ------------------
     The date on which an Employee first performs an Hour of Service for the Employer.

1.9  Date of Reemployment.
     --------------------
     The first date occurring after an Employee's Break in Service on which he performs an Hour of Service.

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1.10 Disability.
     ----------
     A Participant shall be considered disabled if the Participant cannot perform each of the material duties of his regular occupation and is likely to remain thus incapacitated continuously and permanently.

1.11 Eligibility Computation Periods
     -------------------------------
     In determining Years of Service and Breaks in Service for purposes of eligibility, the initial Eligibility Computation Period is the twelve (12)

consecutive month period beginning on an Employee's Date of Employment or

Date of Reemployment. Subsequent Eligibility Computation Periods shall be twelve (12) consecutive month periods beginning on the first anniversary of an Employee's Date of Employment or Date of Reemployment and succeeding anniversaries thereof. Years of Service, and Breaks in Service, for eligibility purposes will be measured on the same Eligibility Computation Period.

1.12 Employee.
     --------
     Those persons regularly employed by the Employer, including employees of any other employer required to be aggregated with the

Employer under Sections 414(b), (c), (m) or (o) of the Code.  The term Employee shall also include any leased employee deemed to be an employee of the Employer as provided in Sections 414(n) or (o) of the Code.

The term Employee shall not include any owner employee, as defined in Code Section 401(c)(3).

1.13 Employer.
     --------
     Century Telephone Enterprises, Inc.

1.14 Entry Date.
     ----------
     (a)  The first day of the Plan Year on which or immediately preceding the date on which an Employee satisfies the requirements of Section

          2.1; or

     (b)  In the case  of  an Employee whose Years of Service are disregarded pursuant to Section 1.30(c), such Employee will be treated as a new Employee for eligibility purposes. If an Employee's Years of

          Service may not be disregarded pursuant to Section 1.30(c), such

          Employee shall continue to participate in the Plan, or, if terminated, shall participate immediately upon his Date of

          Reemployment.

1.15 Highly Compensated Employee.
     ---------------------------
     A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of

$75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.  The term Highly

Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the one hundred

(100) Employees who received the most compensation from the Employer during the determination year; and (ii) Employees who are five percent (5%) owners at any time during the look-back year or determination year.

     The term Highly Compensated Employee includes highly compensated active employees and highly compensated former employees.

     If no officer has satisfied the compensation requirement of (iii)

above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

     For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

      A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Employee for either the separation year or any determination year ending on or after the

Employee's fifty-fifth (55th) birthday.

      If an Employee is, during a determination year or look-back year,

a family member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10)

most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be aggregated.

In such case, the family member and the five percent (5%) owner or top-ten

Highly Compensated Employee shall be treated as a single Employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and the five percent (5%) owner or top-ten Highly Compensated Employee.  For purposes of this Section, family members include the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

     The determination of who is a Highly Compensated Employee, including the determination of the number and identity  of Employees in the top-paid group, the top one hundred (100) Employees, the number of Employees treated as officers, and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

1.16 Hour of Service.
     ---------------
     Each hour for an Employee under (a) through  (c),

determined from the employment records of the Employer.  Any ambiguity  which may  arise  shall be resolved in favor of crediting

Employees with an Hour of Service.

     (a)  Each hour for which an Employee is paid, or entitled to payment, for  the  performance  of duties for the Employer.

          These hours will be credited to the Employee for the computation period in which the duties are performed;

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     (b)  Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a  period  of  time during which  no  duties  are  performed  (irrespective  of whether  the employment  relationship has terminated) due to vacation, holiday, illness, incapacity  (including

          disability), layoff,  jury duty, military duty or leave of absence.  No more than five hundred  one (501)  Hours  of

          Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a

          single computation  period). Hours under this paragraph will be calculated and credited pursuant  to  Section  2530.200(b)

          of the Department of Labor Regulations, which is incorporated herein  by this reference; and

     (c)  Each hour for  which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.

          The  same  Hours  of Service will not be credited both

          under paragraph (a) and (b), as  the  case  may be, and under this paragraph (c).  These hours will be credited  to  the

          Employee for the computation period or periods to which the award  or agreement pertains  rather  than the computation period in which the  award, agreement or payment is made.

     Notwithstanding  the above, (i) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which  no  duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws;

and (ii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically-related expenses incurred by the Employee.

     Hours of Service will be credited for employment  with

other members  of an affiliated service group (under Section

414(m)),  a controlled  group  of  corporations  (under

Section 414(b)), or a group of trades or businesses under

common control (under Section 414(c))  of  which the Employer is a member,
and any other  entity required to be  aggregated with the Employer pursuant to Section 414(o) and the regulations thereunder.

     Hours of Service will also be  credited  for  any

individual considered  an  Employee  for  purposes of this

Plan under Section 414(n) or Section 414(o) and the

regulations thereunder.

     Solely  for  purposes  of  determining  whether  a  Break

in Service, as defined in Section 1.5,  for participation and vesting purposes has occurred in a computation  period,  an

individual who is  absent  from  work  for  maternity or

paternity reasons  shall receive credit for the Hours of

Service which would otherwise have been credited to such

individual  but for such absence, or in any case  in  which

such hours cannot be determined,  eight  Hours  of Service per day of such absence. For purposes of this paragraph, an

absence from  work  for maternity or paternity reasons means an absence (1) by reason of the  pregnancy of the individual,

(2) by reason of the birth of a child of the individual, (3)

by reason of the placement of a child with the  individual  in connection with the adoption of such child by the individual,

or (4)  for purposes of  caring for  such  child  for  a

period beginning immediately following such birth or

placement.  The  Hours of Service credited under this

paragraph shall be credited (1)  in  the  computation period in which  the  absence begins if the crediting is necessary to prevent a Break in Service  in that period, or (2) in all

other cases, in the following computation period.

1.17 Leased Employee.
     ---------------
     (a)   Any person (other than  an  employee  of the

           recipient) who pursuant to an agreement between the recipient and  any other person  ("leasing  organization")  has

           performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section

           414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as

           provided by the recipient employer.

     (b)   A leased employee shall not be considered an employee of

           the recipient if: (i) such employee is covered by a money

           purchase pension plan providing:  (1) a nonintegrated  employer contribution  rate  of at least ten percent (10%) of

           compensation, as  defined  in  Code Section  415(c)(3),  but including  amounts contributed pursuant  to  a  salary

           reduction agreement which are excludable from the leased

           employee's  gross  income under Section 125, Section

           402(e)(3), Section 402(h)(1)(B) or  Section 403(b) of the

           Code, (2) immediate participation, and (3) full  and immediate vesting; and  (ii)  leased employees do not constitute more than twenty percent (20%) of  the  recipient's  nonhighly

           compensated workforce.

1.18 Limitation Year.
     ---------------
     The Plan Year unless any other twelve (12) consecutive month period is designated  pursuant  to a written resolution adopted by the Employer.

1.19 Merger Account.
     --------------
     The account maintained for a  Participant  with  respect

to a plan which has merged with this Plan or transferred its assets to this Plan, in accordance with Section 9.2.

1.20 Normal Retirement Age.
     ---------------------
     The  fifty-fifth  (55th) birthday of a Participant, at which time the Participant shall become fully vested.

1.21 Plan Administrator.
     ------------------
     The Committee referred to in Section 13 of this Plan.

1.22 Plan Year.
     ---------
     The calendar year.

1.23 Regular Account.
     ---------------
     The individual  account maintained for a Participant to which is credited his share of Employer contributions and forfeitures, adjusted as herein provided for investment income, gain or loss.

1.24 Rollover Account.
     ----------------
     The  account maintained in accordance with Section  14.1

for each Participant who has made a rollover contribution.

1.25 Suspense Account.
     ----------------
     The account maintained in accordance with Section 4.8.

1.26 Top Heavy Valuation Date.
     ------------------------
     The date specified in Section 16.9 of this Plan.

1.27 Trust.
     -----
     The trust  created  in  accordance  with  Sections 1-4 of

the trust  contained  herein,  or  pursuant  to  a  separate written agreement between the Employer and the Trustee.

1.28 Valuation Date.
     --------------
     The date on which the Trustee shall make a revaluation of

the trust fund pursuant to Section 4.4.

1.29 Vesting Computation Period.
     --------------------------
     For purposes of determining Years of Service and Breaks in Service for computing an Employee's nonforfeitable right to the Account balance derived from Employer contributions, the computation period shall be the

Plan Year.

1.30 Year of Service.
     ---------------
     A twelve-consecutive month period (computation period) during which an Employee completes at least five hundred (500) Hours of Service.

Effective January 1, 1994, a Year of Service is a twelve-consecutive month period (computation period) during which an Employee completes at least one thousand (1,000) Hours of Service.  All of an Employee's Years

of Service shall be counted, subject to the following qualifications and exceptions:

     (a)   A Year of  Service  will not be credited for any period

           of Approved Absence after the Employee  incurs  a Break in

           Service during such absence from the service of the Employer;

     (b)   Service performed prior to a Break in Service shall not

           be taken into account until the Employee has completed  a

           Year of Service after such Break in Service.  Such Year of

           Service will be measured by the twelve (12) consecutive month period beginning  on the  Employee's Date of Reemployment and,

           if necessary, subsequent twelve  (12)  consecutive month

           periods beginning on anniversaries of the Employee's Date of

           Reemployment;

     (c)   In the case of an Employee who does not have any

           nonforfeitable  right to his Regular Account, Years of

           Service, whether or not consecutive, before  a  period  of consecutive one year  Breaks  in  Service shall not be taken into account if the number of consecutive one-year Breaks

           in Service in such period equals or exceeds the greater of five (5)  or the aggregate number of Years of Service.  Such aggregate number  of  Years  of Service will  not  include any Years  of  Service  disregarded under the preceding

           sentence by reason of prior Breaks in Service;

     (d)   In the case of a Participant who has  five  (5) or more

           consecutive  one-year  Breaks  in Service, all service after such Breaks in Service will be disregarded  for purposes of vesting the Employer-derived Account balance that accrued

           before  such Breaks in  Service.   Such Participant's pre-

           break service will count  in vesting the post-break  Employer-

           derived Account  balance only if either:

           (i)  such  Participant has any nonforfeitable

                interest in the Account balance  attributable  to Employer contributions at the time of separation from service; or

           (ii) upon returning to service the number of consecutive

                one-year Breaks in Service  is less than the number of

                Years of Service.

           Separate accounts will be maintained for the Participant's pre-break and post-break Employer-derived Account balance.

           Both accounts will share in the earnings and losses of the trust;

           and

     (e)   Any  Employee who was employed by Central Telephone of

           Ohio ("Central")  on  March  31,  1992 and who was not a

           member of local chapter 4370 of the Communications

           Workers of America  at such  time,  who became employed by the

           Employer on or about April 1, 1992 pursuant  to an offer of employment by the Employer, shall be  credited  for  all

           purposes  under this  Plan  with  service performed prior to

           April  1, 1992 for Centel Corporation, Central, or any member of a controlled group  in  which Centel Corporation and

           Central were  members.

     (f)   Service  with San Marcos Telephone  Company,  Inc., SM

           Telecorp,  Inc.,  and subsidiaries  thereof,  and  any

           successors thereto by merger or  otherwise, shall be counted for all purposes under this Plan.

                              SECTION 2

                             ELIGIBILITY

2.1  Participation.
     -------------
     Every Participant in the Plan prior to this Amendment and Restatement shall continue to participate in the Plan as of the effective date hereof.

Additionally, every Employee who has completed one (1) Year of Service during an Eligibility Computation Period, shall become a Participant in the Plan as of the Entry Date. However, Employees whose terms of employment are subject to a collective bargaining agreement, which does not provide for their coverage under this Plan, as well as Employees for whom union representation negotiations have begun, which negotiations do not provide for their coverage under this Plan, are not eligible to participate.

In addition, Employees employed by Century Business Communications, Inc.

(formerly Century Printing & Publishing, Inc.), Interactive Communications,

Inc., and Metro Access Networks, Inc. are not eligible to participate in this Plan.

2.2  Determination of Eligibility.
     ----------------------------
     The Plan Administrator shall determine the eligibility of each

Employee for participation in the Plan. Such determination shall be conclusive and binding upon all persons.

2.3  Election Not to Participate.
     ---------------------------
     An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30)

days before the beginning of a Plan Year. The foregoing election not to participate shall not be available with respect to partners in a partnership.

                              SECTION 3

                            CONTRIBUTIONS

3.1  Contributions by Employee.
     -------------------------
     For the current Plan Year and  for each Plan Year thereafter,

the Employer may make a contribution to the Trust in cash or shares of Company Stock. The Employer's contribution for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under Section 404 of the Code.

     Notwithstanding the foregoing, the Employer shall make a contribution to the extent necessary to provide the top heavy minimum allocations under

Section 16.14, even if such contribution exceeds current or accumulated net profits or the maximum amount deductible from the Employer's income for the year.

3.2  Determination of Contribution.
     -----------------------------
     The Employer shall determine the amount of any contributions to be made by it to the Trust under the terms of this Agreement. The Employer's determination of such contributions shall be binding on all Participants and the Trustee.

     The Trustee shall have no right or duty to inquire into the amount of the Employer's annual contribution or the method used in determining the amount of the Employer's contribution, but shall be accountable only for funds actually received by it.

3.3  Time of Payment of Contribution.
     -------------------------------
     The Employer shall pay to the Trustee its contribution for each Plan

Year within the time prescribed by law, including extensions of time, for the filing of its Federal income tax return for such year.

3.4  Exclusive Benefit.
     -----------------
     Any and all contributions made by the Employer to the trust fund shall be irrevocable, and neither such contributions nor any income therefrom shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their beneficiaries under the Plan.

3.5  Return of Contributions.
     -----------------------
     Any contribution made by the Employer because of a

mistake of fact  must  be  returned  to  the  Employer within one year of the contribution.

     In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code,

any contribution made incident to that initial qualification by the

Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the

Employer's return for the taxable year in which the Plan is adopted,

or such later date as the Secretary of the Treasury may prescribe.

     In  the event the deduction of a contribution made by the Employer is disallowed under Section 404 of the Code, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

                              SECTION 4

                       ACCOUNTS OF PARTICIPANTS

4.1  Individual Accounts for Each Participant.
     ----------------------------------------
     The Plan Administrator or, if the Plan Administrator so determines,

the Trustee, shall maintain a Regular Account for each Participant.

With  respect  to a Participant who incurs five (5) consecutive one-year

Breaks in  Service before receiving a distribution, the vested portion of such Participant's Regular Account shall remain in his Regular Account, and the nonvested portion of the Participant's Regular Account shall be forfeited as provided in Section 7.2.

4.2  Allocation of Employer Contributions.
     ------------------------------------
     Contributions made by the Employer for a Plan Year shall, as of the

Adjustment Date occurring within such Plan Year, be allocated among and posted to the Regular Account of each Active Participant in the proportion which the Compensation paid to such Active Participant for such year bears to the total Compensation of all Active Participants for such year.

4.3  Allocation of Forfeiture.
     ------------------------
     The amount of forfeitures determined under Section 7.2 shall be reallocated as of the Adjustment Date on which forfeitures occurred to the Regular Accounts of Active Participants by adding the total amount of forfeitures to the Employer's contribution for the year and allocating the sum thereof in accordance with Section 4.2. If there were no Employer contributions for the year, the forfeitures shall be allocated in accordance with Section 4.2.

4.4  Year-End Valuation of Account.
     -----------------------------
     The Trustee, as of each Adjustment Date, shall determine the net worth of the assets of the trust fund. In determining such net worth,

the Trustee shall value the assets of the trust fund at their fair market value as of such Adjustment Date, and shall deduct all liabilities of the

Plan and all expenses payable from the trust fund for which the Trustee has not yet obtained reimbursement. Such valuation shall not include any contribution for the year made by the Employer as of the Valuation Date.

     As of each Adjustment Date, before allocation of forfeitures and

Employer contributions for the year, the Trustee shall adjust the net credit balance in the Accounts of all Participants (whether or not active)

upward  or downward, pro-rata, so that the total of such net credit balances will  equal the net worth of the trust fund as of the

Adjustment Date.  As  used  herein  the  term "net  credit balance"

means  the  balance  to the credit of each Participant as of the immediately preceding Adjustment Date or Interim Valuation Date, if later, as reduced for payments from the Accounts and forfeitures on or subsequent to such date.

4.5  Interim Valuation of Accounts.
     -----------------------------
     As of the end of any month, the Plan Administrator may request the Trustee to determine, in accordance with the rules of Section 4.4,

the then net worth of the assets constituting the trust fund.  The last day of each  month  as of  which  the  Plan Administrator has requested the

Trustee  to  determine  the aforementioned net worth is referred to herein  as  an  "Interim Valuation Date."

     All  distributions  which  are to be made as of or after

any such Interim Valuation Date, but  prior  to  the  next

succeeding Adjustment  Date,  or,  if  earlier,  the  next

succeeding Interim Valuation  Date, shall be made as if the

credit  balances  to  all Participants'  Accounts  had

actually been credited or debited so that the total credit

balances to all Accounts would equal the net worth of the

assets constituting the trust fund as of such Interim

Valuation Date.

4.6  Debiting of Distribution.
     ------------------------
     The amounts, if any, paid to or on behalf of a Participant at any time shall, concurrent with such payment, be debited against his Account.

4.7  Effective Date of Entries.
     -------------------------
     Each Account entry which, in accordance with the provisions hereof,

needs to be made shall be considered as having  been made on  the  date herein  specified  regardless of the date of actual entry.

                     LIMIT ON ANNUAL ADDITIONS

4.8  Coverage Under This Plan Only.
     -----------------------------
     (a)   If the Participant does not participate in, and

has never participated  in  another  qualified  plan

maintained by the Employer, or a welfare benefit fund, as

defined  in Section 419(e) of the Code, maintained by the

Employer, or an individual  medical account,  as  defined in

Section 415(l)(2) of the Code, maintained by the Employer,  or a simplified employee pension, as defined in Section 408(k) of the Code, maintained  by  the  Employer,  which provides an

annual addition as defined in Section 4.12, the amount of

annual additions  which  may be credited to the Participant's

Account for any Limitation Year  will not exceed the lesser of the maximum permissible amount or any  other  limitation

contained in this  Plan.  If the Employer contribution that

would otherwise  be contributed  or allocated to the

Participant's Account would cause the annual additions for the

Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual

additions  for the Limitation Year will equal the maximum

permissible amount.

     (b)   Prior to determining  the  Participant's actual

compensation for the Limitation Year, the  Employer  may

determine the maximum permissible amount for a Participant on the basis of a reasonable  estimate  of  the Participant's

compensation  for  the Limitation  Year,  uniformly

determined for  all  Participants similarly situated.

     (c)   As soon as is administratively feasible after the

end of the  Limitation  Year,  the  maximum permissible

amount  for the Limitation  Year  will  be  determined   on

the   basis of  the Participant's actual compensation for the

Limitation Year.

     (d)   If,  pursuant to Section 4.8(c) or as a result  of

the allocation of forfeitures,  there  is an excess amount, the excess will be disposed of as follows:

           (i) Any nondeductible voluntary employee contributions, to the extent they would reduce the excess amount, will be returned to the Participant;

           (ii) If after the application of paragraph (i) an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

           (iii) If after the application of paragraphs (i) and (ii) an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount will be held unallocated in a Suspense Account. The Suspense Account will be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

            (iv) If a Suspense Account is in existence at any time
                 during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a Suspense Account is in existence at any time during a particular Limitation Year, all amounts in the Suspense Account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

4.9  Coverage Under A Prototype Plan.
     -------------------------------
     (a)  This  Section  applies if, in addition to this Plan,

the Participant  is covered under  a  qualified  master  or

prototype defined contribution  plan  maintained  by the

Employer, a welfare benefit fund  maintained by the Employer,

an  individual medical account  maintained  by  the  Employer,

or a simplified  employee pension  maintained  by  the

Employer that  provides  an  annual addition  as defined in

Section 4.12 during any  Limitation  Year. The annual

additions  which  may be  credited to a Participant's Account under  this Plan for any such Limitation  Year  will  not

exceed  the maximum permissible  amount  reduced  by  the

annual additions credited  to  a  Participant's  account under the other qualified  master  or  prototype defined contribution  plans,

and welfare benefit funds for the same Limitation Year.  If the annual additions with respect to  the  Participant  under

other qualified master  or prototype defined contribution

plans, welfare  benefit funds,  individual   medical

accounts,  and simplified  employee pensions maintained by

the  Employer  are less  than the maximum permissible  amount and  the  Employer contribution  that  would otherwise be

contributed or allocated to the Participant's Account under

this  Plan  would  cause the  annual  additions  for  the

Limitation  Year to exceed this limitation, the amount

contributed or allocated  will  be reduced so that the annual additions under all such plans and funds  for  the  Limitation

Year will equal
the maximum permissible amount.  If the annual additions with respect to the Participant under such other qualified master or prototype defined  contribution  plans, welfare  benefit funds, individual medical  accounts,  and  simplified  employee pensions in  the aggregate  are  equal  to  or greater than the maximum permissible amount,

no amount will be contributed or allocated to the Participant's

Account under this Plan for the Limitation Year.

     (b)   Prior  to determining  the Participant's actual compensation for the Limitation  Year,  the Employer may determine the  maximum permissible amount for a Participant in the manner described in

Section 4.8(b).

     (c)   As soon as is administratively feasible after the end of the

Limitation Year, the maximum permissible amount for the Limitation

Year will be determined on the basis of the Participant's actual compensation for the Limitation Year.

     (d)   If, pursuant to Section  4.9(c)  or  as  a result of

the allocation of forfeitures, a Participant's annual additions under this  Plan  and  such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by annual additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

     (e)  If an excess amount was allocated to a Participant on an allocation  date  of  this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

           (i) the total excess amount allocated as of such date, times

           (ii) the ratio of (A) the annual additions allocated to the Participant for the Limitation Year as of such date under this Plan to (B) the total annual additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

     (f)   Any excess amount attributed to this Plan will be disposed in the manner described in Section 4.8(d).

4.10 Coverage Under A Non-Prototype Plan.
     -----------------------------------
     If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, annual additions which may be credited to  the Participant's

Account under this Plan for any Limitation year will be limited in accordance with Section 4.9 as though the other plan were a master or

prototype plan.

4.11 Combined Limits.
     ---------------
     If the Employer  maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year.  If the sum  of the defined benefit plan fraction and the defined

contribution plan fraction shall exceed 1.0 in any Limitation

Year  for  any Participant  in this  Plan,  the  Plan

Administrator shall adjust  the numerator  of the defined

benefit plan fraction so that the sum of both fractions  shall not exceed 1.0 in any Limitation Year for such Participant.

4.12 Definitions.
     -----------
     (a)   Annual additions:  The sum  of the following amounts

credited to a Participant's Account for the Limitation Year:

           (i)   Employer contributions;

           (ii)  Employee contributions;

           (iii) Forfeitures;

           (iv)  Amounts allocated, after March 31, 1984, to an
                 individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are
                 treated as annual additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable
                 to  post-retirement   medical  benefits, allocated to the
                 separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer are treated as annual additions to a defined contribution plan; and

           (v)   Allocations under a simplified employee pension.

           For this purpose, any excess amount applied under Sections 4.8(d)

           or 4.9(f) in the Limitation Year to reduce Employer contributions will  be  considered  annual additions for such Limitation Year.

     (b)   Compensation: For purposes of this Section, compensation shall mean Section 415 safe-harbor compensation. Compensation is defined as all of a Participant's wages, salaries, and fees for professional services and other amounts  received (without regard to  whether  or not an amount is paid in cash) for personal services actually rendered in the  course of employment with  the  Employer  maintaining the Plan to the extent  that  the amounts are includable in

gross income (including, but not limited to, commissions paid salesmen,  compensation  for  services on the basis  of  a

percentage  of  profits,  commissions  on  insurance  premiums, tips,

bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan [as described in Section 1.61-2(c)]),

and excluding the following:

     (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

     (ii) Amounts realized from the exercise of a non qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

     (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

     For any  self-employed  individual,  compensation  will

mean earned  income.   For purposes of applying the limitations

of this Section, compensation  for  a  Limitation Year is the compensation actually paid or includable in gross income during such Limitation Year.

     Notwithstanding the preceding  sentence,  compensation

for a Participant in a defined contribution plan who is

permanently and totally  disabled  (as defined in Section

22(e)(3) of the Code) is the compensation such  Participant

would  have received  for the Limitation  Year  if the

Participant had been paid at the rate  of compensation  paid immediately  before becoming  permanently  and totally

disabled;  such  imputed compensation  for  the  disabled

Participant  may be taken into account only if the Participant is not a highly compensated employee (as defined in Section

414(q) of the Code) and contributions made on behalf of such

Participant are nonforfeitable when made.

     (c)  Defined  benefit fraction:  A fraction, the numerator of which is the sum of  the  Participant's  projected annual benefits  under  all  defined  benefit  plans  (whether or  not terminated) maintained by the Employer, and the denominator  of which  is the lesser  of  one  hundred  twenty-five percent

(125%) of the dollar limitation  determined  for the Limitation

Year under Sections 415(b) and (d) of the Code or one hundred forty percent (140%) of the highest average compensation, including any adjustments under Section 415(b) of the Code.

     Notwithstanding  the  above,  if  the   Participant was a

participant  as  of  the  first  day  of the first Limitation

Year beginning after December 31, 1986, in one  or more defined benefit plans maintained by the Employer which were in

existence on May 6, 1986, the denominator of this fraction will not  be less than one hundred  twenty-five  percent  (125%)  of the sum of the  annual benefits under such plans which the

Participant had  accrued as of the close of the last Limitation

Year beginning before  January 1, 1987, disregarding any

changes in the terms and conditions  of the Plan  after  May 5,

1986. The preceding sentence applies only  if the  defined

benefit plans  individually  and  in  the  aggregate satisfied the requirements  of  Section  415 of the Code for all

Limitation Years beginning before January 1, 1987.

     (d)  Defined contribution dollar limitation:   $30,000  or

if greater,  one-fourth  of the defined benefit dollar

limitation set forth in Section 415(b)(1)  of  the  Code  as in effect  for the Limitation Year.

     (e)   Defined  contribution fraction:  A fraction,  the

numerator  of  which  is the sum of the annual  additions  to

the Participant's  account  under   all   defined  contribution

plans (whether or not terminated)
maintained  by  the Employer for the current and all prior limitation years (including the  annual additions attributable to the

Participant's nondeductible employee contributions  to  all

defined  benefit plans,  whether  or  not terminated,

maintained by the Employer, and  the  annual additions

attributable  to  all  welfare benefit funds, individual

medical accounts,  and  simplified employee  pensions  maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer  (regardless  of  whether  a

defined contribution  plan  was  maintained by the Employer).

The maximum aggregate amount in any limitation  year  is  the lesser  of  one hundred  twenty-five  percent  (125%)  of  the dollar  limitation determined  under  Sections  415(b)  and (d)

of the Code in effect under  Section  415(c)(1)(A) of the Code or  thirty-five  percent (35%) of the Participant's

compensation for such year.

     If the Employee  was a participant as of the end of the

first day of the first Limitation  Year  beginning  after

December  31, 1986,  in one or more defined contribution plans maintained by the Employer  which were in existence on May 6,

1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit  fraction  would otherwise  exceed  1.0 under the terms of this Plan.  Under the adjustment, an amount equal  to the product  of  (1)  the

excess of the sum of the fractions over 1.0, times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction.  The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the

terms and  conditions  of  the Plan  made  after  May  5,

1986, but  using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1,

1987.

     The annual addition for any Limitation  Year beginning

before January  1,  1987, shall not be recomputed to treat  all

Employee contributions as annual additions.

     (f)  Employer: For purposes of this Section, Employer

shall mean the Employer and all members of a controlled

group of corporations (as defined in Section 414(b) of the

Code as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c)  of  the

Code as
modified by Section 415(h)) or affiliated service groups (as defined in Section 414(m) of the Code) of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

     (g)   Excess  amount: The excess of the Participant's  annual

additions for the Limitation Year over the maximum permissible amount.

     (h)   Highest average compensation: The average compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the twelve (12)

consecutive month period defined in Section 1.29 of this Plan.

     (i)   Limitation year:  The  calendar  year.  All qualified plans maintained by the Employer must use the same Limitation Year. If the

Limitation Year is amended  to  a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the

Limitation Year in which the amendment is made.

     (j)   Master or prototype plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

     (k)   Maximum permissible amount:  The maximum annual addition that may be contributed  or  allocated  to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

           (i)   the defined contribution dollar limitation, or

           (ii) 25 percent of the Participant's compensation for the Limitation Year.

     The compensation limitation referred  to in (ii) shall

not apply to any contribution for medical benefits (within the meaning of  Section  401(h) or Section 419A(f)(2) of the

Code) which  is otherwise treated as an annual addition under

Section 415(l)(1) or 419A(d)(2) of the Code.

     If a short Limitation Year is created because of an

amendment changing  the  Limitation   Year   to   a  different

twelve  (12) consecutive month period, the maximum permissible amount will not exceed  the  defined contribution dollar

limitation multiplied  by the following fraction:

               Number of months in the short Limitation
               ----------------------------------------
                              Year 12

     (l)   Projected annual benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

           (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

           (ii) the Participant's compensation for the current
                Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                            SECTION 5

             BENEFITS PAYABLE AFTER NORMAL RETIREMENT

5.1  Optional Methods of Payment Available at Retirement.
     ---------------------------------------------------
     All sums credited to a Participant's Account shall become fully vested upon attainment of Normal Retirement Age.  Upon actual retirement at or after Normal Retirement Age, a Participant shall be entitled to receive the full amount credited to his Account as of the Valuation Date or Interim

Valuation Date immediately preceding the month in which payment is to be made, which amount shall be paid to  the  Participant  in  one lump sum: (i)  within sixty (60) days after the close of the  Plan  Year  in which the Participant  retires,  or  (ii)  within  sixty (60)

days after the distributable amount has been determined

retroactive to the date in 5.1(i), unless prior to the date of his retirement he elects, in the manner prescribed by the Plan Administrator,

any one of the following method or methods:

     (a)   Payment  of  the  entire  amount  of  the  Participant's

           Account in one lump sum at some future date, not later  than one year after Normal Retirement Date;

     (b)   Payment in substantially  equal annual, quarterly or monthly installments (including net investment income, gain or loss)

           until the value of such Participant's Account is exhausted.

           Unless the Participant elects otherwise, the payment period shall not exceed five (5) years. This five (5) year period shall be extended by one (1) year, up to five (5) additional years, for each $113,980 (or fraction thereof) by which such

           Participant's Account balance exceeds $569,900 (the dollar amounts  herein  are subject  to cost of living adjustments prescribed by the Secretary of the Treasury); or

     (c)   Any combination of the foregoing.

     Notwithstanding  anything contained in this Section 5.1, lump sum, installment or any  other  benefits  may not be paid directly from the  Plan  in  any  form of a life annuity  or through  the distribution of property in any form of a life annuity.

      In  addition,  if  the  Participant's   spouse   is  not  the

designated  beneficiary, the method of distribution selected must assure that at  least  fifty percent (50%) of the present value of the amount available for  distribution  is  paid

within  the life expectancy of the Participant.

     All  distributions  required  under  this  Section  shall

be determined  and  made  in accordance with the proposed

regulations under  Section  401(a)(9)  of  the  Code,

including the  minimum distribution   incidental benefit

requirement of Section 1.401(a)(9)-2 of the proposed regulations.

5.2  Manner of Payment Following Commencement of Payments.
     ----------------------------------------------------
     Following the commencement of payments  under  Section

5.1, a Participant  and  the Plan Administrator may, notwithstanding the fact that periodic  benefits  are being paid, agree that as of any subsequent date the balance credited to such

Participant's Account shall be paid to or applied for  the

benefit of the Participant in accordance with any other payout method of Section 5.1.

5.3  Required Beginning Date.
     -----------------------
     The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date,

as defined in Section 6.2(f).

5.4  Determination of Amount to be Distributed Each Year.
     ---------------------------------------------------
     If a Participant's interest is to be distributed in other than a single-sum, the following minimum distribution rules shall apply on or after the required beginning date:

     (a)   If a Participant's benefit is to be distributed over

           (1) a period not extending beyond the life expectancy of

           the Participant or the joint life and last survivor

           expectancy of the Participant and the Participant's designated beneficiary or (2) a period  not extending beyond the life expectancy of the designated beneficiary, the amount

           required to be distributed for each calendar year,

           beginning  with distributions for the first distribution

           calendar year, must at least equal the quotient obtained

           by dividing the Participant's benefit by the applicable

           life expectancy.

     (b)   For calendar years beginning before January 1, 1989, if

           the Participant's  spouse  is  not the designated beneficiary,

           the method of distribution selected  must  assure  that at least fifty percent  (50%)  of the present value of the amount

           available  for distribution  is  paid   within   the   life

           expectancy  of  the Participant.

     (c)   For calendar years beginning after December  31, 1988,

           the amount  to be distributed  each  year,  beginning

           with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the

           Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the

           designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section  1.401(a)(9)-2 of the proposed regulations.  Distributions after the  death of the

           Participant shall be distributed using the applicable life expectancy in Section 5.4(a) above as the relevant divisor without regard to proposed regulations Section 1.401(a)(9)-2.

     (d)   The minimum distribution required for the Participant's

           first distribution  calendar  year  must  be made

           on or before the Participant's required beginning date.  The minimum  distribution for  other calendar years, including the minimum distribution  for the distribution calendar year in which the Participant's required beginning  date  occurs,

           must be made on or before December 31 of that distribution calendar year.

5.5  Definitions.
     -----------
     For purposes of this Section, the definitions contained in

Section 6.2 shall apply.

5.6  Small Accounts.
     --------------
     Any  provision of the Plan to the contrary notwithstanding, the

Administrator shall have  the authority to direct the settlement of any Account having a balance of less than three thousand five hundred dollars ($3,500.00) by the payment of one lump sum.

                             SECTION 6

         BENEFITS PAYABLE IN THE EVENT OF DEATH OR DISABILITY

6.1  Death Distribution Provisions.
     -----------------------------
     Upon the death of a Participant, the following distribution provisions shall take effect:

     (a)  If the Participant dies after distribution of his or

her interest has begun, the remaining portion of  such

interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the

Participant's death.

     (b)   If  the  Participant dies before distribution of

his or her interest begins,  distribution  of  the

Participant's entire interest  shall  be  completed by

December 31 of the calendar year containing the fifth

anniversary of the Participant's death except to the extent

that an election is made to receive distributions in

accordance with (i) or (ii) below:

           (i)  if any portion of the Participant's interest is payable to a designated beneficiary, distributions may be

                made over the life expectancy or over a period certain

                not greater than the life expectancy of the designated

                beneficiary commencing on or before December 31 of the

                calendar year immediately following the calendar year in

                which the Participant died;

           (ii) if the designated beneficiary is the Participant's

                surviving spouse, the date distributions are

                required to begin in accordance with (i) above shall

                not be earlier than the later of (1) December 31 of

                the calendar year in which the Participant died and

                (2) December 31 of the calendar year in which the

                Participant would have attained age 70 1/2.

     If the Participant has not made an  election pursuant to

this Section 6.1(b) by the time of his or her death,  the

Participant's designated  beneficiary  must elect the method of distribution  no later than the earlier of  (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the

calendar year  which contains the fifth anniversary of the date of
death of the Participant.   If  the Participant has

no designated  beneficiary,  or  if the designated beneficiary does not elect a method of distribution,  distribution of the

Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary  of  the

Participant's death.

     (c)   For  purposes of Section 6.1(b) above, if the surviving

spouse dies after  the  Participant,  but  before payments to such spouse begin, the provisions of Section 6.1(b), with the exception of paragraph (ii) therein, shall be applied  as  if the surviving spouse were the Participant.

     (d)  For purposes of this Section 6.1, any amount paid to

a child of the Participant will be treated as if it had been paid to the  surviving  spouse  if  the  amount  becomes

payable  to  the surviving spouse when the child reaches the age of majority.

     (e)   For  the  purposes of this Section 6, distribution

of a Participant's interest is considered to begin on the

Participant's required beginning date (or, if Section 6.1(c) above is applicable, the date distribution is required to begin to

the surviving  spouse   pursuant   to   Section   6.1(b)

above). If distribution in the form of an annuity irrevocably  commences to the Participant  before  the  required  beginning  date,

the date distribution  is  considered  to  begin  is  the date distribution actually commences.

6.2  Definitions.
     -----------
     For purposes of this Section and Section  5, the following definitions shall apply:

     (a)  Applicable life expectancy. The life expectancy

(or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the participant's

(or  designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated,

the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

     (b)   Designated beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) and the proposed regulations thereunder.

     (c)   Distribution calendar year. A calendar year for which

a minimum  distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar  year in which distributions are required to begin pursuant to this Section 6.1 above.

     (d)   Life  expectancy.   Life expectancy and joint and last

survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the income  tax regulations.

     Unless  otherwise  elected  by the Participant (or

spouse, in the case of distributions described  in  Section

6.1(b)(ii) above) by the time distributions are required to

begin, life expectancies shall   be   recalculated  annually.

Such election  shall   be irrevocable as  to  the Participant

(or spouse) and shall apply to all  subsequent  years.   The

life expectancy of a nonspouse beneficiary may not be recalculated.

     (e)  Participant's benefit.

           (i) The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

           (ii) Exception  for second distribution calendar year.
                For purposes of paragraph (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

     (f)  Required beginning date.

           (i) General rule. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

           (ii) Transitional rules. The required beginning date of a Participant who attains age 70 1/2 before January
                1, 1988, shall be determined in accordance with (A) or
                (B) below:

                (A) Non-5-percent owners.  The required beginning date
                    of a Participant who is not a 5 percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                (B) 5-percent owners. The required beginning date of a
                    Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                    (1) the calendar year in which the Participant
                        attains age 70 1/2, or

                    (2) the earlier of the calendar year with or within
                        which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

                    The required beginning date of a Participant who is not a 5-percent owner who attains age 70
                    1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

          (iii) 5-percent owner. A Participant is treated as a 5 percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section
                416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

           (iv) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

6.3  Designation of Beneficiary.
     --------------------------
     A Participant at the time he joins the Plan shall

designate a beneficiary or beneficiaries to receive the sums credited  to his Account  in  the  event  of  his  death,

which designation may be changed by the Participant from time

to time.   To  be effective, the  original  designation  of

beneficiaries  and any subsequent change must be in writing on the form provided for that purpose by the Plan Administrator.

6.4  Failure to Designate a Beneficiary or Select a Method of Payment
     ----------------------------------------------------------------
     In the event that no beneficiary is properly designated

or in the  event  that  a  beneficiary  designated  by  the

Participant predeceased the Participant and no  new

designation of beneficiary is made, the Plan Administrator, in its discretion, may direct the Trustee  to  make  payment  of all sums to  which  the  deceased Participant is entitled to either:

     (a)   any one or more of the next of kin (including the

           surviving spouse) of the  Participant  and  in such

           proportions as the Plan Administrator may determine; or

     (b)   the legal representative or representatives of the

           estate of the last to die of the Participant or his

           beneficiary.

6.5  Disability of a Participant.
     ---------------------------
     In  the  event of the Disability of a  Participant  prior

to attaining  Normal   Retirement  Age,  such  Participant

shall  be entitled to receive the  entire  amount  credited to his Account. Payment shall begin not later than the sixtieth

(60th)  day  after the  close  of  the  Plan Year in which the

Administrator receives proof  of the Participant's

Disability, and  shall  be  made  in accordance  with  any  of the  methods provided in Section 5, as selected by the

Participant.

6.6  Transitional Rule.
     -----------------
     Notwithstanding  the  other  requirements  of  this

Section, distribution  on  behalf of any Employee,  including a 5-percent owner,  may be made  in  accordance  with  all  of the  following requirements (regardless of when such

distribution commences):

     (a)   The distribution by the Plan is one which would not

           have disqualified such Plan under Section 401(a)(9) of the

           Code as in effect prior to amendment by the Deficit Reduction

           Act of 1984.

     (b)   The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Plan is

           being distributed or, if the Employee is deceased, by a

           beneficiary of such Employee.

     (c)   Such designation was in writing, was signed by the Employee or the beneficiary, and was made before January 1, 1984.

     (d)   The Employee had accrued a benefit under the plan as of

           December 31, 1983.

     (e)   The method of distribution designated by the Employee

           or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

     A  distribution  upon  death  will  not  be  covered  by this transitional  rule  unless  the  information  in  the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

     For  any distribution which commences before January 1,

1984, but continues  after  December  31,  1983,  the

Employee, or the beneficiary  to  whom  such  distribution  is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the

method of  distribution  was specified   in   writing   and

the  distribution  satisfies  the requirements in (a) and (e)

above.

     If a designation is revoked any  subsequent distribution

must satisfy the requirements of Section 401(a)(9)  of the

Code and the proposed  regulations  thereunder.   If a

designation is  revoked subsequent to the date distributions are  required to  begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount  not yet  distributed  which would  have been required  to have been distributed  to  satisfy  Section

401(a)(9)  of the Code and  the proposed  regulations

thereunder,  but for the Section  242(b)(2) election.  For

calendar years beginning  after  December 31, 1988, such

distributions must meet the minimum distribution  incidental benefit  requirements  in  Section  1.401(a)(9)-2  of the

proposed regulations.  Any changes in the designation will be considered to be  a  revocation  of the  designation.  However, the mere substitution or addition of  another beneficiary (one not named in the designation) under the designation  will  not be considered to be a revocation of the designation, so long as such  substitution or addition does not alter the period over which distributions are to  be  made  under  the designation,

directly or indirectly  (for example, by altering the relevant measuring life).  In the case in which an amount is transferred or  rolled  over  from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

6.7  Location of Participant or Beneficiary Unknown.
     ----------------------------------------------
     In  the  event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall  become payable, remain  unpaid  solely  by reason  of the inability of the  Plan Administrator, after sending a certified  letter, return receipt requested, to the last known address,

and after further diligent effort, to ascertain  the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be allocated in the same manner as a forfeiture, pursuant to this Agreement.

If an amount is forfeited pursuant to this Section, such amount will  be reinstated if a claim is made by the Participant or beneficiary.

                                  SECTION 7

        BENEFITS PAYABLE UPON BREAK IN SERVICE OR EMPLOYMENT TERMINATION

7.1  Vesting Schedule.
     ----------------
     Any  Participant who incurs a Break in Service during a vesting computation period for reasons other than his retirement, death or disability shall be entitled to receive at the time and in the manner described hereinafter that percentage of the amount credited to his Account as of the Valuation Date or Interim Valuation Date coincident with or immediately preceding the Break in Service, determined as follows:

     (a)   A Regular Account shall be vested in accordance with the

           following schedule:

                 YEARS OF SERVICE           VESTED PERCENTAGE
                 ----------------           -----------------
                   less than 5                      0
                    5 or more                      100

     (b)   A Rollover Account shall be fully vested at all times.

     Notwithstanding the above provisions of this Section 7.1, a

Participant's vested interest shall not be less than it was before this amendment and restatement.  Also, notwithstanding the above vesting schedule,

an  Employee's right to his or her Account balance is nonforfeitable upon the attainment of Normal Retirement Age.

7.2  Distribution.
     ------------
     (a)  If an Employee terminates service, and the value of the Employee's vested  Account  balance  derived  from Employer and Employee contributions is not greater than $3,500, the Employee will receive a distribution of the value of the entire vested portion of such  Account

balance and the nonvested portion will be treated as a forfeiture.

For purposes of this Section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance.  A Participant's vested

Account balance shall not include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for

Plan Years beginning prior to January 1, 1989.

     (b)   If an Employee terminates service, and elects, in accordance with the requirements of this Section 7, to receive the value of the

Employee's vested Account balance, the nonvested portion will be treated as a forfeiture. If the Employee elects to have distributed less than the entire vested portion of the Account balance derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction,

the numerator of which  is  the  amount  of  the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Account balance.

     (c)   If  an  Employee receives or is deemed  to receive

a distribution pursuant to this  Section  and  the  Employee resumes employment  covered  under  this  Plan,  the

Employee's Employer derived Account balance will be restored to the amount on the date of distribution if the Employee

repays to the Plan the full amount of the distribution

attributable to Employer contributions before the earlier of five (5) years after the first date  on  which  the

Participant  is  subsequently  reemployed by the Employer, or the date the Participant incurs five  (5)  consecutive one-

year Breaks in Service following the date of the distribution.

If an Employee is deemed to receive a distribution pursuant

to this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five

(5) consecutive  one-year  Breaks in Service, upon the

reemployment of such Employee, the Employer derived  Account balance  of the Employee will be restored to the amount on the date of such deemed distribution.

     In  the event restoration  is  required  under  this

Section 7.2(c), the sources of restoration, in the order

listed, shall be:

           (i) Forfeitures. To the extent used for restoration, they shall not be reallocated, or used to reduce the Employer contribution, as normally provided in Section 4.3.

           (ii) Employer  contribution.   Notwithstanding  Section 3.1,
                the Employer shall make any contribution required for restoration.

     Such  restoration  shall  be  made  for  the  year  in

which repayment  occurs  within  the  time  prescribed by law,

including extensions  of  time,  for  the filing of the

Employer's  Federal income tax return for such year.

     For purposes of applying  the  limitations  of  Code

Sections 415(c)  and  (e),  and  Section  4.8  and  4.9  of

this Plan,  the repayment  by  the  Participant and the restoration provided  for above shall not be treated as annual additions.

7.3  Restrictions on Immediate Distributions.
     ---------------------------------------
     (a)  If the value  of  a Participant's vested Account

balance derived from Employer and Employee  contributions

exceeds  (or at the  time  of  any  prior  distribution

exceeded) $3,500, and the Account balance is immediately

distributable, the Participant must consent  to any

distribution of such Account  balance.The  Plan Administrator shall notify the Participant of the right to defer any distribution until  the  Participant's  Account  balance is no longer

immediately distributable.  Such notification shall include a general description of the material features, and an

explanation of the relative values of, the optional forms of benefit available under  the  Plan  in  a  manner  that  would satisfy the notice requirements of Section 417(a)(3), and

shall be provided  no  less than  30  days  and  no  more

than  90  days prior to the annuity starting date.  However,

distribution may commence  less  than 30 days  after  the

notice  described  in the preceding sentence is given,

provided  the  distribution is  one  to   which  Sections

401(a)(11) and 417 of the Code do not apply, the Plan

Administrator clearly informs the Participant that the

Participant has a right to a period of  at  least  30 days

after receiving the notice  to consider the decision of

whether or not to elect a distribution (and, if applicable, a particular distribution option), and the  Participant, after receiving the notice,

affirmatively elects a distribution.

     (b)  The consent of the Participant shall not be required to the extent that a distribution is required to satisfy Section 401(a)(9) or

Section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the

Participant's  Account balance  will,  without the

Participant's consent, be distributed to the Participant. However,

if any entity within the  same controlled  group as the Employer maintains another defined contribution plan (other than an

employee stock ownership plan as defined in Section 4975

(e)(7) of  the  Code) then the  Participant's  account

balance  will  be transferred, without the Participant's

consent, to the other plan if the Participant does not consent to an immediate distribution.

     (c)  An Account balance is immediately distributable if any part  of  the  Account  balance  could  be  distributed to the

Participant  (or surviving spouse) before the Participant

attains (or would have  attained  if  not  deceased)  the

later of Normal Retirement Age or age 62.

     (d)   For  purposes of determining the applicability  of

the foregoing consent  requirements  to  distributions made

before the first  day  of the first Plan Year beginning  after

December  31, 1988, the Participant's  vested  Account balance shall not include amounts  attributable to accumulated deductible employee contributions  within  the meaning of Section 72(o)(5)(B)  of the Code.

7.4  Payment of Account Balance.
     --------------------------
Unless  the Participant  elects  otherwise,  distribution of benefits will begin no later than the 60th day after the latest of the close of the

Plan Year in which:

     (a)   the Participant attains age 65 (or Normal Retirement

           Age, if earlier);

     (b)   occurs the 10th anniversary  of the  year in which the

           Participant commenced participation in the Plan; or

     (c)   the Participant terminates service with the Employer.

Notwithstanding  the  foregoing,  the failure of a Participant to consent to a distribution while a benefit is immediately

distributable,  within  the  meaning  of Section 7.3 of the Plan,

shall be deemed to be an election to defer commencement

of payment of any benefit sufficient to satisfy this Section.

7.5  Treatment of Accounts in Pay Status.
     -----------------------------------
     If payments are to be made under Section  5.1(b)  or

(c), at the election of the Plan Administrator:

     (a)   The Participant's Account shall continue to share in

           the annual and interim valuations  of  the  trust  fund and in the adjustment of the accounts for investment income,

           gains  or losses as provided in Sections 4.4 and 4.5; or

     (b)   The  Plan  Administrator may instruct the trustee to

           segregate the Participant's Account which shall then be

           separately valued and adjusted each year to reflect the

           actual income derived thereon and any distributions made

           therefrom under this Plan.

7.6  Direct Rollovers
     ----------------
     (a)   This Section applies to distributions  made on or after

           January 1, 1993.  Notwithstanding any provision of the Plan to the contrary  that would otherwise limit distributee's

           election under this Section, a distributee may elect, at

           the time and in the manner prescribed by the Plan

           Administrator, to have any portion of  an eligible rollover distribution that is equal  to  at  least

           $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.  The distributee may select only one (1) eligible retirement plan to which a

           direct rollover may be made.

     (b)   Definitions

           (i)  Eligible  rollover  distribution: An  eligible
                rollover distribution is any distribution of all or
                any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the
                Code; the portion of any other distribution that is not includible in gross income (determined without regard to
                the exclusion for net unrealized  appreciation with   respect
                to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.


           (ii) Eligible  retirement plan:  An eligible
                retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified plan described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of  an  eligible
                rollover  distribution to  the  surviving  spouse,   an
                eligible retirement plan is an individual retirement account or individual retirement annuity.

          (iii) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.


           (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

7.7  Amendment of Vesting Schedule.
     -----------------------------
     If the Plan's vesting schedule  is  amended,  or  the

Plan is amended  in  any  way  that  directly  or  indirectly affects the computation of the Participant's nonforfeitable

percentage  or  if the  Plan  is  deemed  amended by an

automatic change to or from a top-heavy vesting schedule,

each Participant with at least three (3)  Years  of  Service with the Employer  may  elect,  within  a

reasonable period after the  adoption  of the amendment or

change, to  have  the nonforfeitable percentage computed

under the  Plan without regard  to such amendment or change.

For Participants who do not have at least  one  (1)  Hour  of

Service in any Plan Year beginning after December 31, 1988,

the preceding sentence shall be applied by substituting "five (5)

Years of Service" for "three (3) Years of Service" where

such language appears.

     The  period  during  which  the election may  be  made

shall commence with the date the amendment  is  adopted  or

deemed to be made and shall end on the latest of:

     (a)   60 days after the amendment is adopted;

     (b)   60 days after the amendment becomes effective; or

     (c)   60 days after the Participant is issued written notice

           of the amendment by the Employer or Plan Administrator.

                          SECTION 8

                    FORM OF DISTRIBUTION

8.1  Payment in Shares or Cash.
     -------------------------
     Any distributions under Sections 5, 6, and 7 shall be

made by the  Trustee  by  distributing  whole  shares of

Company Stock, as determined by the Trustee, at the market

value of such shares on a national securities exchange or a

national quotation system, with the value of any fractional

shares paid in cash.

     The Trustee may, with the consent of the  Participant  or

if the  Participant  is deceased, his beneficiary, make

distributions under Sections 5, 6  and  7  in  cash.   The

amount of cash to be distributed to a Participant for shares actually  allocated to his Account  shall  be  determined

based on the market value  of  the shares  of  Company  Stock as  of the  trading  date  immediately preceding the

distribution.

8.2  Dividends.
     ---------
     Cash  dividends  on  shares of  Company  Stock  allocated

to Participants' Accounts may  be  paid to Participants

currently, or at such time as payment is otherwise  due under

Sections 5, 6, and 7, as determined in the sole discretion of the Plan Administrator, exercised in a uniform and nondiscriminatory manner.

                                SECTION 9

                        MERGER OR CONSOLIDATION

9.1  Merger or Consolidation.
     -----------------------
     In the event of a merger or consolidation  of  this Plan

with any  other  plan,  or  in  the  event  of a transfer of assets  or liabilities of this Plan to any other plan,  each

Participant  in the  Plan  will  receive  a  benefit

immediately after the merger, consolidation, or transfer (as if the Plan then terminated) which is at least equal to the

benefit  the Participant would have been entitled  to

immediately  before such merger,  consolidation,  or transfer

(as if the Plan had then terminated).

9.2  Merger Accounts.
     ---------------
     In the event any other plan transfers its assets to this

Plan or merges with this Plan, this  Plan being the surviving plan, the Plan Administrator, or if the Plan  Administrator

so determines, the  Trustee, shall create a "Merger Account"

for each Participant whose  accounts  are  transferred  to

this Plan.  A Participant's Merger   Account  shall  be  paid

to the  Participant   or   his beneficiaries  in  accordance

with Sections 5, 6, 7 and 8.  Merger Accounts shall

participate  in the earnings and losses in the fund and in

forfeitures and Employer  contributions  in the same manner as

Regular Accounts.

9.3  Merger Agreement or Agreement Relating to Transfer of Assets.
     ------------------------------------------------------------
     Upon  instructions  of  the Plan Administrator, the Trustee shall enter into a merger agreement  with  any other plan or shall enter into an agreement respecting the transfer  of

assets of this Plan to another plan or from any other plan to this Plan; however, if this Plan is a profit-sharing plan

which does not provide for a life    annuity   form   of

payment  to Participants,  the   Plan Administrator shall not enter  into

any agreement for the transfer of  assets  from  another  plan to this Plan if the proposed transferor plan is a defined benefit plan,

money purchase pension plan (including a target benefit plan), stock bonus,

or profit sharing plan which would otherwise provide for a life annuity form of payment to the participants in such plan.

                              SECTION 10

                           CLAIMS PROCEDURE

10.1 Filing of a Claim for Benefits.
     ------------------------------
     (a)   Every  Participant and beneficiary (the claimant) who

thinks he is entitled to a benefit under  the  Plan  or who is not satisfied  that the correct benefit is being paid shall

have the right to file a claim for such benefit at any time.

     (b)  Such  claim  must  be  filed  in  writing  with the

Plan Administrator.  The claim shall set forth the grounds  on which it is based, but no particular form of written claim is required.

10.2 Notification to Claimant of Decision.
     ------------------------------------
     (a)   The Plan Administrator shall furnish notice of its

decision (to grant the claim or to deny it in whole or in part)

to the claimant within sixty (60) days after the  claim is

filed. If the Plan Administrator fails to give notice within sixty (60) days after the claim is filed, it shall be

considered wholly denied.

     (b)  If the claim is denied in whole or in  part,  the  notice of  denial  by  the  Plan Administrator to the claimant shall set forth in writing in a  manner  calculated  to be understood by the claimant:

          (i)   The specific reason or reasons for the denial;

          (ii) Specific reference to pertinent plan provisions on which the denial is based;

          (iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (iv) An explanation of the Plan's claim review procedure as set forth in Section 10.3.

10.3 Review Procedure.
     ----------------
     (a)  A claimant may appeal the denial of a claim,

including a claim considered denied, to the Plan Administrator for a full and fair review of the claim.

     (b)  A request for review of a denied claim must  be

made in writing to the Plan Administrator within sixty (60)

days after the date  of  the  notice  denying the claim or

within sixty (60) days after the date on which the claim is

considered denied.

     (c)  The claimant or his authorized representative shall

have the right, during the review  procedure,  to  review all pertinent documents and to submit issues and comments in

writing to the Plan Administrator.

10.4 Decision on Review.
     ------------------
     (a)  A decision on review shall be made promptly  by the

Plan Administrator and not later than sixty (60) days after

it receives the request for review.

     (b)   The  decision  on review shall be in writing and

shall include specific reasons for  the  decision,  written

in a manner calculated to be understood by  the claimant

and  specific references to pertinent  Plan  provisions on

which the decision is based.

10.5 Agent for Service of Process.
     ----------------------------
     In  any  action  against  the  Plan   or   Trust,   the

Plan Administrator,  whose  address  is 100 Century Park

Drive, Monroe, Louisiana 71203, shall be the agent  for

service of process of the Plan and Trust.

                              SECTION 11

                      ADOPTION BY OTHER COMPANIES

11.1 Rights of Other Companies to Participate.
     ----------------------------------------
     Any  other corporation, association, joint venture, proprietorship or  partnership (hereinafter called adopting companies) may adopt the terms of this Plan by a resolution of the Board of Directors of such entity in the form specified by the Plan Administrator, provided that the Board of Directors of the Employer  and the Plan Administrator

both approve such participation. Unless otherwise provided in the Plan or in a separate written agreement, all subsidiaries of the Employer shall be  deemed to be adopting companies participating in the Plan.

A newly formed subsidiary, or a subsidiary acquired by the

Employer, shall  be  deemed  to  be  an  adopting  company as of the date of formation  or acquisition, as the case may  be,

unless  otherwise provided in the Plan or in a separate written agreement.

11.2 Control of Plan by the Employer.
     -------------------------------
     The administrative  powers  and control  of the Employer as provided in the Plan, shall not be deemed diminished  under the Plan by reason of participation of adopting companies in the Plan, and such administrative powers and control specifically granted herein to the Employer with respect to the appointment of the Plan Administrator and Trustee and other matters shall apply only  with respect to the Employer.  The Plan Administrator,

under  the control of the Employer, shall also be the Plan

Administrator for the adopting companies.

11.3 Allocations of Contributions and Forfeitures.
     --------------------------------------------
     The amounts forfeited by Employees of the Employer

and adopting  companies shall be allocated  across  company

lines  in accordance  with  the  provisions  of  Sections  4.3 hereof to all Participants  who  were  Employees of the

Employer and  applicable adopting companies during  the Plan

Year in which such forfeitures occurred and the contributions made  by the  Employer  and  each adopting  company  shall  be allocated across  company  lines in accordance  with  the

provisions of  Section  4.2  hereof  to Participants who were

Employees  of the  Employer  and applicable adopting companies during the Plan Year for which
each contribution is made. One member of an  affiliated group may make contributions  on  behalf  of  another member  of  such group  in accordance with Regulations Section 1.404(a)-10, as amended.

11.4 Withdrawal of Employer or Adopting Companies.
     --------------------------------------------
     The Employer or adopting company  may  withdraw  at  any

time without affecting the others in the Plan.  Such

withdrawal may be accompanied  by  such  amendments  to  the

Plan as the withdrawing Employer or adopting company shall

deem  proper to continue a plan for its Employees separate and distinct from this  Plan,  but, if such withdrawing party does not provide for the continuance  of  a separate  plan for its

Employees, such withdrawal shall constitute

a termination of this Plan with respect to that withdrawing

party. The Employer may in its absolute discretion terminate any adopting company's participation  at any time.  Withdrawal from the Plan by any party shall not affect  the  continued

operation  of the Plan with respect to the other participating parties.

11.5 Amendment of Plan.
     -----------------
     The participation in the Plan of adopting companies shall

not limit the power of the Employer under Trust Section 4.1;

provided, however, that the Employer shall deliver notice of each  amendment to  the  Plan to each adopting company within

thirty (30) days  of such amendment.   Amendments by the

Employer shall be binding upon all adopting companies  to  the extent  accepted by such adopting companies. Acceptance  by

each such company  shall  be  presumed unless  the  Employer and

Trustee  are  given  written  notice of refusal to accept

within  sixty  (60)  days after the date of the amendment.

The Employer and each adopting  company may

modify the provisions of the Plan as it pertains only to its own Employees by the  adoption  of  an  amendment  to  the

Plan specifying   such modifications which shall pertain only

to its Employees except  to the  extent  that Employer

amendments are presumed accepted by the adopting companies,

and  shall not affect the continued operation of the Plan with respect to any other party.

11.6 Termination of One or More Parties.
     ----------------------------------
     The Plan may be terminated  by all parties at any time

in the manner described in Trust Section  4.2, on the part of each party. The  Plan  may be terminated in the manner

described above  with respect to one,  but less than all the parties hereto and the Plan continued for the remaining

parties.

11.7 Reference to Employer in Plan.
     -----------------------------
     Except as provided  in this Section 11 and unless the

context indicates otherwise, references  to  "Employer" in

this Plan shall mean the Employer and all adopting companies.

                             SECTION 12

                PROVISIONS RELATING TO PARTICIPANTS

12.1 Information Required of Participants.
     ------------------------------------
     Each Participant shall furnish to the Plan Administrator such information as the Plan Administrator  shall  deem  necessary and desirable for purposes of administering the Plan.

Any  notice or information which, according to the

provisions of the Plan,  must  be  filed with the Plan

Administrator shall be deemed so filed if addressed  to  100

Century Park Drive, Monroe, Louisiana 71203, and either

delivered in  person or mailed to such address, postage fully paid.

                              SECTION 13

                          PLAN ADMINISTRATOR

13.1 Administration by Plan Administrator.
     ------------------------------------
     This Plan shall be administered by a Committee, which shall be the "Plan Administrator" and "named fiduciary."

13.2 Appointment of Committee.
     ------------------------
     The  Board  of Directors of the Employer shall fix the

number of persons to be members  of  the  Committee  (which

number shall always be an odd number) and shall appoint

persons from  among the officers and Employees of the Employer to serve

as members  of the Committee.   The  Committee  shall  have

complete  control of the administration of the Plan.  Members of the Committee  shall serve without  remuneration  for so

long as it is mutually agreeable  to them and to the Employer but  they shall  be  reimbursed for all expenses incurred by them in the performance of their duties.  Any member  may

resign by delivering his written resignation  to  the Employer and to  the other members of the committee.  The Board of

Directors of the Employer  may remove or replace any member of the Committee,  or fill  any  vacancy,  no  matter  how

created,  by notifying the member concerned  and  the  other members  of  the Committee in writing.

13.3 Majority Action.
     ---------------
     Action  taken  by  a majority of the members of the

Committee shall,  to  the extent lawful,  be  binding  upon

the Employees, Participants,  and  all  persons claiming any right under the Plan through any Employee or Participant.

The Committee  may  act by vote,  at a meeting, or in writing,

without a meeting. Any act  of the Committee  shall  be sufficiently evidenced if certified to by any two members thereof or by any person not a member of the Committee but who is designated, in writing, as the Secretary  of the  Committee  by  a majority thereof.  A member of the Committee who is a Participant  shall  not  vote on  any question relating specifically to himself, and in the event the remaining members of the

Committee are unable to agree to a determination of such question,

another person shall  be selected  by  the  Board  of Directors  of  the

Employer   for the  purpose  of  making  such determination.

13.4 Powers of the Plan Administrator.
     --------------------------------
     The Committee as Plan Administrator  shall have the

following powers:

     (a)   To make rules and regulations for the administration  of

           the Plan which are not inconsistent with the  terms and

           provisions hereof;

     (b)   To construe all terms, provisions, conditions and

           limitations of this Plan;

     (c)   To correct any defect or supply any omission or

           reconcile any inconsistency that may appear in the Plan,  in such manner and to such extent as it shall deem expedient to carry this Plan  into  effect  for  the  greatest  benefit of all interested parties;

     (d)   To select, employ and compensate from time to time such

           consultants, actuaries, accounts, attorneys, and other

           agents and Employees as the Plan Administrator may deem

           necessary  or advisable in  the proper and efficient

           administration of this Plan and Trust to carry out

           nonfiduciary and fiduciary responsibilities (other  than

           trustee responsibilities  as  defined  in  Section 405(c)(3)

           of ERISA);

     (e)   To determine all  questions relating to the eligibility

           of Employees to become Participants,  and  to determine the amount of compensation upon  which the allocation of  each

           Participant shall be calculated;

     (f)   To make all determination  and  computations  concerning

           the  benefits,  credits  and  debits to which any

           Participant or beneficiary is entitled under the Plan;

     (g)   To  determine  all questions relating to the

           administration  of  this  Plan  and Trust (1) when

           differences of opinion arise between the Employer, the

           Trustee, a Participant, or any of them, and (2) whenever it is deemed advisable to determine such questions in order to promote the uniform administration of the Plan for the greatest benefit of all parties concerned;

     (h)   To appoint any Employee of the  Employer  to  act as

           secretary  for  the  Plan  Administrator, and  to  authorize the secretary so appointed to act  for  the  Plan

           Administrator in all routine matters connected with the

           administration of the Plan;

     (i)   To determine whether a Participant  is disabled for the

           purposes of Section 6.5 hereof;

     (j)   To  appoint  an  investment  manager  or  managers (as

           defined in Section 3(38) of ERISA) to manage (including  the power to  acquire  and dispose of) all or any part of the

           assets of  the Plan; and

     (k)   To provide for the allocation of fiduciary  responsibilities

           (other  than  trustee responsibilities as defined in Section

           405(c)(3) of ERISA). Actions  dealing  with fiduciary

           responsibilities shall be taken in writing and the performance of agents, counsel, and fiduciaries to whom  fiduciary

           responsibilities   have   been   delegated   shall   be

           reviewed periodically.

     The  foregoing list of express powers is not intended  to

be either complete  or  conclusive, but the Plan Administrator shall, in addition, have such powers as it may reasonably

determine to be necessary to the performance  of  its  duties under  the Plan and Trust.  The decision or judgment of the

Plan Administrator  on any question  arising  in  connection

with the exercise of any of its powers   or  any  matter  of

the Plan  administration  or the determination of benefits shall be final, binding and conclusive upon all parties concerned.

13.5 Duties of the Plan Administrator.
     --------------------------------
     The Committee as  Plan  Administrator shall, as a part of

its general duty to supervise and administer the Plan:

     (a)   Establish and maintain  the Accounts described herein

           and direct the maintenance of such  other  records  and

           the preparation  of  such  forms  as  are  required  for the efficient administration of the Plan;

     (b)   Give  the  Trustee  specific directions in  writing in

           respect to:

           (i) The making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments shall be made; and

           (ii) The making of any other payments which the Trustee is not by the terms of the trust agreement authorized to make without a direction in writing by the Plan Administrator; and

     (c)   Prepare an annual report, as of the end of the Plan Year.

13.6 Expenses.
     --------
     The Employer shall reimburse the trust fund for  all

expenses (other  than  normal brokerage charges which are

included  in  the cost of securities purchased or charged to proceeds in the case of sales) incurred  in  the

administration of  the Plan under Trust Section   1.5,

including  the  expenses and fees of the Trustee, except that any such expenses not so reimbursed by the Employer shall be paid from the trust fund.

                              SECTION 14

                              ROLLOVERS

14.1 Rollover Contributions.
     ----------------------
     If the Plan Administrator instructs the Trustee in writing to accept  Rollover Contributions, any Employee who is a

Participant or who will become a Participant if he completes a

Year of Service in  an  Eligibility   Computation   Period

may make  a  Rollover Contribution  at  any time.  The Trustee shall  credit  the fair market value of any Rollover Contribution to a Rollover  Account of the  contributing  Participant  as  of the date the  Rollover Contribution is made.  A Rollover Account  shall be  fully vested and  shall  be  paid  to  the Participant or his beneficiaries  in accordance with Section 5,  6,  7  and

8. Rollover Accounts shall participate in the earnings and

losses of the Trust Fund, but not in forfeitures or Employer contributions.

14.2 Definition of Rollover Contribution.
     -----------------------------------
     The term Rollover Contribution is defined as the contribution of a Rollover Amount as defined in Section  14.3 to the Trustee on or before the sixtieth (60th) day immediately following the day the contributing Participant receives the Rollover Amount.

14.3 Definition of Rollover Amount.
     -----------------------------
     The term Rollover Amount is defined as:

     (a)   the  amount distributed to the Participant is deposited

           to the Plan no later than the sixtieth day after such

           distribution was received by the Participant;

     (b)   the amount  distributed  is  not  one  of  a series of

           substantially  equal periodic payments made for the life (or life expectancy) of the  Participant  or the joint lives (or joint life expectancies) of the Participant and  the

           Participant's designated beneficiary, or for a specified

           period of ten years or more;

     (c)   the  amount  distributed  is not  required  under Code

           Section 401(a)(9);

     (d)   if  the  amount  distributed  included   property  such

           property is rolled over, or if sold the proceeds of such

           property may be rolled over;

     (e)   the  amount  distributed  is includible in gross income

           (determined  without regard to the exclusion  for  net

           unrealized appreciation with respect to employer securities).

     In addition, if the Plan Administrator so instructs the Trustee in  writing, the Plan will accept any eligible rollover distribution

     (as defined in Section 7.6) directly to the Plan.

           Rollover Amounts which relate to distributions prior to

     January 1, 1993, must be  made  in  accordance with paragraphs (a)

     through (e) and additionally meet the requirements  of paragraph (f):

     (f)   The  distribution  from  the qualified plan constituted

           the Participant's entire interest in such Plan and was

           distributed within one taxable year to the Participant:

           (i) on account of separation from service, a Plan termination, or in the case of a profit-sharing or stock bonus plan, a complete discontinuance of contributions under such plan within the meaning of Code Section 402(a)(6)(A), or

           (ii) in one or more distibutions which constitute a qualified lump sum distribution within the meaning of Code Section 402(e)(4)(A), determined without reference to subparagraphs (B) and (H).

14.4 Conduit Rollovers.
     -----------------
     Rollover Contribution may also be made through  an individual retirement  account (IRA) qualified under Code Section  408

where the IRA was used  as a conduit from a qualified plan,

the Rollover Contribution is made  in  accordance with the

rules provided under paragraphs (a) through (e)  and the

Rollover Contribution does not include any regular IRA

contributions,  or earnings thereon, which the Participant may have made to the IRA.  Rollover Contributions, which relate to distributions prior to January  1,  1993,  may  be made

through an IRA in accordance with paragraphs (a) through (f)

and additional requirements as provided in the previous

sentence. The Trustee shall  not  be  held  responsible  for determining the taxfree status of any Rollover Contribution

made under this Plan.

                               SECTION 15

               TRADES OR BUSINESSES UNDER COMMON CONTROL

15.1 Definitions.
     -----------
     All  employees  of all corporations which are  members

of a controlled groups of corporations (as defined in Section

414(b) of the Code) and all employees  of  all trades or businesses

(whether or not incorporated) which are under common control

(as defined in Section  414(c) of the Code) will be  treated as employed  by  a single employer.

     Such  other trades or businesses in a group with the

Employer are  hereinafter   called   "Associated  Employer."

The   term "transferred  participant"  means  an Employee of the Employer who was  a  Participant  in  this  Plan  and who  is  employed by  an Associated  Employer  after his services  with  the

Employer  are terminated.

     In addition to the  foregoing,  Hours of Service will

also be credited  for  any  individual required under  Section

414(m)  or 414(n) of the Code to  be  considered  an employee of any employer aggregated under Section 414(b), (c), or (m)

or the Code.

     Any Leased Employee as defined in Section  1.17(a), excluding any

Leased Employee described in Section 1.17(b), shall be treated as an employee of the recipient employer.

15.2 Allocation.
     ----------
     No  Employee  shall be credited with any compensation

for a year  under Section 4.2  of  this  Plan  except  with

respect to compensation  actually  paid  to him by the

Employer or accrued by the Employer with respect to him.

15.3 Participation and Vesting.
     -------------------------
     All  of an Employee's service  with  an  Associated

Employer shall be counted  as service with the Employer for

all purposes of this Plan, except as  otherwise  provided  in the Plan  or  in a separate written agreement.

15.4 Vesting and Distributions.
     -------------------------
     In  determining  whether  a  transferred participant

incurs a Break in Service under this Plan, his  service  with the Employer shall  be  combined  with his service with an

Associated Employer. In  determining whether  a  transferred participant  subsequently incurs  a  Break  in  Service  with the  Employer for vesting and distribution  purposes, his Hours of Service with Associated Employers shall be counted.

                              SECTION 16

                         TOP HEAVY PLAN RULES

16.1 Key Employee.
     ------------
     Any  Employee or former Employee (and  the  beneficiaries

of such Employee) who at any time during the determination

period was an officer of the  Employer if such individual's  annual compensation exceeds fifty percent (50%)  of the dollar

limitation under Section 415(b)(1)(A) of the Code, an owner

(or considered an owner under Section 318 of the Code) of one of the  ten  largest interests  in  the  Employer  if  such

individual's  compensation exceeds one hundred percent (100%)

of the dollar limitation  under Section 415(c)(1)(A) of the

Code, a five percent (5%) owner of the Employer,  or a one

percent (1%) owner of the Employer who has  an annual

compensation  of  more than $150,000.  Annual compensation

means compensation as defined in  Section  415(c)(3)  of the

Code, but  including amounts contributed by the Employer

pursuant  to  a salary reduction  agreement   which  are

excludable  from  the Employee's  gross  income under Section

125,  Section 402(e)(3), Section  402(h)(1)(B)   or   Section

403(b)  of  the Code.   The determination period is the Plan

Year containing the determination date and the four (4)

preceding Plan Years.

     The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

16.2 Non-Key Employee.
     ----------------
     Any Employee who is not a Key Employee.

16.3 Super Top Heavy Plan.
     --------------------
     For  any Plan Year beginning after December  31,  1983,

this Plan is a Super  Top Heavy Plan if any of the following conditions exists:

     (a)   If the top heavy ratio for this Plan exceeds ninety

           percent (90%) and this Plan is not part of any required

           aggregation group or permissive aggregation group of plans.

     (b)   If this Plan is a part of a required aggregation group of

           plans but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds ninety percent (90%).

     (c)   If this Plan is a part of a required aggregation group

           and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group

           exceeds ninety percent (90%).

16.4 Top Heavy Plan.
     --------------
     For any Plan Year  beginning  after  December  31, 1983,

this Plan  is  a  Top  Heavy  Plan  if  any of the following conditions exists:

     (a)   If the top heavy ratio for this Plan  exceeds sixty

           percent (60%) and this Plan is not part of any required

           aggregation group or permissive aggregation group of plans.

     (b)   If this Plan  is a part of a required aggregation group

           of plans but not part of a permissive aggregation group

           and the top heavy ratio for the group  of plans exceeds

           sixty percent (60%).

     (c)   If this Plan is a part of a required aggregation group

           and part of a permissive aggregation group of plans and

           the top heavy ratio for the permissive aggregation group

           exceeds sixty percent (60%).

16.5 Top Heavy Ratio.
     ---------------
     (a)   If the Employer  maintains  one  or more defined

contribution  plans  (including  any  Simplified Employee

Pension Plan) and the Employer has not maintained any

defined benefit plan which during the five (5) year period

ending  on the determination date(s) has or had accrued

benefits, the top heavy  ratio for this Plan alone or for

the required or permissive aggregation  group as appropriate is  a fraction, the numerator of which is the sum  of the

account balances  of all Key Employees as of the determination date(s)

(including any part of any account balance distributed in the five (5)

year period ending on the determination date(s)), and the

denominator of which  is  the  sum  of  all  Account  balances

(including any
part of any Account balance distributed in the

five  (5)  year  period  ending  on  the  determination  date(s)),

both computed  in  accordance  with  Section  416  of  the

Code and the regulations thereunder.  Both the numerator and denominator of the top  heavy  ratio  are  adjusted  to

reflect any contribution  not actually made as of the

determination date, but which is required to be taken into

account on that date under  Section  416  of  the Code and the regulations thereunder.

     (b)  if the Employer maintains one or more defined

contribution  plans (including  any  Simplified  Employee

Pension Plan) and the Employer  maintains  or  has  maintained one or more defined benefit plans which during the five (5)

year period ending on the determination  date(s) has or has

had any accrued benefits, the  top  heavy  ratio for any

required or permissive  aggregation group as appropriate  is a fraction, the numerator of which is the sum of account

balances  under the aggregated defined contribution plan or

plans for all Key Employees, determined in accordance with (a)

above, and the present  value  of  accrued  benefits under the aggregated defined benefit plan or plans for all  Key

Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution  plan  or  plans  for  all Participants

determined in accordance  with  (a)  above,  and the present value  of accrued benefits  under  the  defined  benefit

plan  or  plans for  all Participants as of the determination date(s),  all determined  in accordance  with  Section  416

of  the  Code and the regulations thereunder.  The accrued

benefits under a defined  benefit plan in both  the  numerator and denominator of the top heavy  ratio  are increased for any distribution  of an accrued benefit made in the five (5) year period ending on the determination date.

     (c)  For purposes of (a) and (b)  above, the value of

account balances  and  the  present  value  of accrued

benefits will  be determined as of the most recent valuation date that falls within or  ends  with  the  twelve  (12)

month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first

and second plan years of  defined benefit plan.   The  account balances and

accrued benefits of a Participant (1) who is not  a  Key

Employee but who was  a  Key  Employee  in  a prior year, or

(2) who has  not  been credited  with at least one Hour  of

Service with  any
employer maintaining  the  Plan at any time

during the five (5) year period ending  on  the  determination date will  be  disregarded. The calculation of the  top  heavy ratio, and to the extent to which distributions,  rollovers, and transfers are taken into account will be made in accordance  with

Section  416 of the Code and the regulations  thereunder.  Deductible employee contributions  will not be taken into  account for purposes of computing the top heavy ratio.  When aggregating  plans  the value of account balances and accrued  benefits  will  be

calculated   with  reference  to  the determination dates that fall

within the same calendar year.

     The  accrued  benefit  of  a  Participant other  than  a

Key Employee shall be determined under (a)  the  method,  if any, that uniformly  applies for accrual purposes under all

defined  benefit plans maintained  by  the  Employer,  or  (b)

if there is no such method,  as  if  such  benefit accrued not more rapidly  than  the slowest  accrual  rate permitted

under the  fractional  rule  of Section 411(b)(1)(C) of the

Code.

16.6 Top Heavy Plan Year.
     -------------------
     For a particular  Plan  Year  commencing  after

December 31, 1983, the Plan is a Top Heavy Plan.

16.7 Top Heavy Compensation.
     ----------------------
     For any Top Heavy Plan Year, compensation as defined  in

Code Section  415(c)(3) and Regs. Section 1.415-2(d), not in

excess  of  $200,000 (or  such  other  amounts as the Secretary of

Treasury or his  delegate  may  designate),which  shall  be

considered as compensation for all purposes of Section 16 of this Plan.

16.8 Determination Date.
     ------------------
     The last day of the preceding  Plan  Year, or, in the

case of the first Plan Year, the last day of such Plan Year.

16.9 Valuation Date.
     --------------
     The last day of the Plan Year, on which Account balances or accrued benefits are valued for purposes of calculating the Top Heavy Ratio.

16.10  Aggregation Group.
       -----------------
       Either a Required Aggregation Group or a Permissive Aggregation

Group as hereinafter determined.

      (a)  Required Aggregation  Group:  (i) Each qualified plan of the Employer in which at least one  Key  Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated), and (ii) any other  qualified  plan of the Employer  which  enables lan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

     In the case of a Required Aggregation Group, each plan in

the group  will  be  considered  a  Top  Heavy  Plan  if  the

Required Aggregation  Group is a Top Heavy Group.  No plan in the  Required Aggregation Group  will  be  considered  a  Top

Heavy Plan if the Required Aggregation Group is not a Top

Heavy Group.

     (b)  Permissive Aggregation Group:  The required

aggregation group of plans plus any other plan or plans of the

Employer which, when  considered  as a group with the required aggregation  group, would continue to satisfy  the

requirements of Sections 401(a)(4) and 410 of the Code.


     In the case of a Permissive  Aggregation  Group,  only a

plan that  is part of the Required Aggregation Group will be considered a Top Heavy  Plan  if  the  Permissive  Aggregation

Group is a Top Heavy Group.  No plan in the Permissive

Aggregation  Group will be considered a Top Heavy Plan if the

Permissive Aggregation Group is not a Top Heavy Group.

16.11 Present Value of Accrued Benefits.
      ---------------------------------
      The  present  value  of  an  accrued  benefit under a

defined benefit plan shall be based on the interest  and

mortality  rates specified in such defined benefit plan.

                       TOP HEAVY REQUIREMENTS

16.12 Top Heavy Plan Requirements.
      ---------------------------
      If the Plan is or becomes top heavy in any Plan Year

beginning after December 31, 1983, the provisions of this

Section 16 will supersede any conflicting provisions in the

Plan.

16.13 Top Heavy Reduction.
      -------------------
     (a) In  Section 4.9(a), 1.0 shall be substituted for 1.25

unless the extra minimum allocation  is  being  made  pursuant to Section 16.14.  However, for any Plan Year in which this

Plan is a Super  Top  Heavy  Plan,  1.0 shall be substituted for 1.25 in any event.

     (b)  $41,500 shall be  substituted for $51,875 in determining the

"transition fraction" of Section 4.9(b).

16.14 Minimum Allocations.
      -------------------
     (a)  Except as otherwise provided in (c) and (d) below,

the Employer contributions and forfeitures allocated  on

behalf of any Participant who is not a Key Employee shall not be  less than the lesser of three percent of such

Participant's compensation  or  in the  case  where  the

Employer  has no defined benefit plan which designates  this

Plan to satisfy Section  401  of  the  Code,  the largest

percentage of Employer contributions and forfeitures, as a

percentage of  the  Key Employee's  compensation,  as  limited by Section  401(a)(17) of  the Code, allocated on behalf of

any  Key Employee  for that year.  The  minimum  allocation

is  determined without regard to any Social Security

contribution.  This minimum allocation shall be made even

though, under other Plan provisions, the Participant would

not  otherwise  be  entitled  to receive an allocation,  or

would have received a lesser allocation  for the year because of (i)  the  Participant's  failure to complete 1,000 Hours of

Service (or any equivalent provided in the Plan), or (ii) the

Participant's failure to make mandatory employee contributions to the Plan, or (iii) compensation less than a stated amount.

     (b)   For purposes of computing the minimum allocation,

compensation will mean compensation as defined  in  Section

1.7 of the Plan.

      (c)   The provision in (a) above shall not apply  to

any Participant who was not employed by the  Employer  on the last day of the Plan Year.

      (d)   The  provision  in  (a)  above shall not apply  to any

Participant to the extent the Participant  is  covered  under any other  plan  or plans of the Employer and the Employer has elected that the minimum  allocation  or benefit requirement applicable to top heavy plans will be met in the other plan or plans.

     (e)  The minimum allocation  required (to the extent

required to be nonforfeitable under Section  416(b) of the

Code) may not be forfeited under Section 411(a)(3)(B) or

411(a)(3)(D) of the Code.

16.15  Top Heavy Vesting.
       -----------------
     For  any  Plan  Year in which this  Plan  is  top-heavy,

the following vesting schedule  will  automatically apply to the Plan, but only if the application of such  schedule

results in a higher vested percentage for the Participant:

       YEARS OF SERVICE              VESTED PERCENTAGE

                2                           20%
                3                           40%
                4                           60%
                5                           80%
                6                          100%

The  minimum vesting schedule applies to all benefits  within the meaning of Section 411(a)(7) of the Code except those

attributable to employee  contributions,  including benefits accrued before the effective date of Section 416  of  the

Code and benefits accrued before  the  Plan  became top-heavy.

Further, no  decrease  in  a Participant's nonforfeitable

percentage may occur in the event the Plan's status as top-

heavy changes  for  any Plan Year.  However, this Section does not apply to the Account balance of any Employee who does not have an Hour of Service after  the Plan has initially become topheavy and such Employee's Account  balance attributable to

Employer  contributions  and  forfeitures will  be  determined without regard to this Section.

16.16 Minimum Required Distribution.
      -----------------------------
      A Key Employee's benefits shall be distributed to him or begin to be distributed to him under Section 5 no later than the taxable year in which he attains age 70 1/2 regardless of when he retires.

16.17 Alternative Effective Date.
      --------------------------
     Notwithstanding  any  other provision of this Plan and

Trust, the effective date otherwise  provided for the

application of this Section 16 shall be extended in

accordance with  any legislative act of Congress.

                              SECTION 17

                           ESOP PROVISIONS

17.1 Exempt Loans.
     ------------
     (a)   Subject to the provisions of this Section  17.1, the

Trustee may incur installment  obligations  from  time  to

time to finance the acquisition of Company Stock for the Trust or to repay a prior loan.  Any such loan which is made or

guaranteed, directly or  indirectly,  by a disqualified period or party in interest  is referred to herein as an "exempt

loan".

     (b)  An exempt  loan must be primarily for the benefit of

the Participants and beneficiaries of this Plan.  At the time the loan is made, the interest  rate  and  price  of  Company

Stock  to be acquired  with  loan  proceeds  should  not  be such that the Plan assets  might be drained off.  The terms of a loan  must,  at  the time the loan is made, be at least as favorable to the Plan as the terms of a comparable loan

resulting from arms length negotiations between independent

parties.

     (c)   The  proceeds  of an exempt loan must be used within a

reasonable time after receipt by  the  Plan and Trust only for any or all of the following purposes:

           (i)   To acquire Company Stock;

           (ii)  To repay such loan; or

           (iii) To repay a prior exempt loan. A new loan the proceeds of which are so used must satisfy the provisions of this paragraph (c).

     Except  as  otherwise  provided  in  this  section  17, or as otherwise  required  by  applicable law, no Company Stock acquired with the proceeds of an exempt loan may be subject to a put,

call, or other option, or buy-sell  or similar arrangement

while held by and when distributed from this  Plan,  whether or not this Plan is then an ESOP.

     (d)   An exempt loan shall be without  recourse  against  the

Plan and Trust;  and only Company Stock acquired with the

proceeds of a prior exempt loan or with the proceeds of a

prior exempt loan repaid with the proceeds  of  the current

exempt loan may be given as collateral.

     (e)  No person entitled to  payment  under  the  exempt

loan shall  have  any  rights to the assets of the Plan and

Trust other than:

           (i)   Collateral given for the loan,

           (ii) Contributions other than contributions of Company Stock that are made to the Plan to meet its obligations under the loan, and


           (iii) Earnings attributable to such collateral and the investment of such contributions.

     The payment made with respect to an exempt  loan  by the

Plan and Trust during a Plan Year shall not exceed an amount equal  to the sum of such contribution and earnings received during or prior to the year less such payments in prior years.

Such contributions and  earnings  shall  be  accounted for

separately on the books of account of the Plan until the loan is repaid.

     (f)  In the event of a default upon an exempt loan, the

value of the Plan assets transferred  in  satisfaction of the loan shall not exceed the amount of default.  If the lender is a disqualified person, the loan shall provide for a  transfer of Plan assets upon default only upon and to the extent of

the failure of the Plan to meet the payment schedule of the

loan.

     (g)   The interest rate of an exempt loan must not be in

excess of a reasonable rate of interest.

     (h)  An  exempt  loan  shall  provide  for  the  release from encumbrance under this subsection (h) of the Plan assets  used as collateral  for  the  loan  in one of the two methods described in this subsection (h):

           (i) For each Plan Year during the duration of the loan, the number of securities released must equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid for the year and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future years. The number of future years on the loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. If the interest rate under the loan is variable, the interest to be paid in the future years must be computed by using the interest rate applicable as of the end of the Plan Year.

           (ii) The number of shares of Company Stock to be released from encumbrance may be determined solely with reference to principal payments provided the following requirements are satisfied. The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years. Interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables. This subparagraph (h)(ii) is not applicable from the time, that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the exempt loan, the renewal period, the extension period, and the duration of the new exempt loan exceeds ten (10) years.

     (i)   All  assets  acquired  by  the  Plan and Trust with the

proceeds of an exempt loan shall be held in  a  Suspense Account, and shall be released from encumbrance under subsection (h). For purposes of the allocation to be made under Section 4.2, assets released from the Suspense

Account shall be treated as  having been contributed to the Plan in the Plan

Year in which they  are released.  Income with respect to Company Stock acquired with the proceeds of an  exempt  loan  shall  be  allocated  as provided in Sections 4.4 and 4.5 except to the extent that income from such

Company Stock is to be used to repay the loan.

17.2 Voting Rights.
     -------------
     Each Participant in the Plan (or, in the event of the Participant's death, the Participant's beneficiary) is, for purposes  of this  Section 17.2,

hereby designated  a  "named fiduciary" within the  meaning  of  Section

403(a)(1) of ERISA and shall be entitled to direct the Plan

and Trustee as to the manner in which Company Stock released pursuant  to Section  17.1(h) and (i)  and  allocated to the

Account or Accounts of such Participant is to be voted  on

each matter brought before an annual or special stockholders'

meeting  of the Employer.  Before each such meeting of

stockholders, the Trustee  shall  cause to be furnished to

each Participant  (or beneficiary) a copy of  the  proxy

solicitation material, together  with a form requesting

confidential directions on how such shares of  stock  released pursuant to Section 17.1(h) and (i) and allocated to such

Participant's  Account  or  Accounts shall  be voted on each such matter.  Upon timely receipt of

such directions  the Trustee shall on each such matter vote as directed the number of  votes  attributable,  as  provided

below,  to such Participant.

     The  instructions  received  by the Trustee from

Participants shall be held by the Trustee in strict confidence and shall not be divulged  or  released  to  any  person,

including  officers  or employees  of  the Employer or any

affiliate;  provided,  however, that to the extent  necessary for the operation of the Plan,
such instructions  may be relayed by the Trustee to a recordkeeper,

auditor or other person providing  services to the Plan if such person  (i)

is not the Employer, an affiliate or  any employee, officer

or director  thereof,  and (ii) agrees not to divulge such

directions to any other person,  including employees, officers and directors of the Employer and its affiliates.

     The number of votes attributable to each Participant

shall be determined as follows:

     (a)   first, the total number  of  shares  of  Company

Stock released  as  of the record date for the matter

requiring the vote shall be determined:

     (b)   next, the total number of votes attributable to

Company Stock owned by  the Plan, whether released or

unreleased, shall be determined;

     (c)   next,  the  number  of  votes  attributable to  released

shares  shall  be determined by multiplying the  total  number of available votes by a fraction, the numerator of which shall be the number of released  shares,  and the denominator of

which shall be total shares;

     (d)   next,  the  number of  votes  determined  under

(iii), above, shall be attributed to each Participant, in the ratio which the  number of released shares  allocated  to

such Participant's Account or Accounts as of the immediately preceding Valuation Date bears  to  the  total  number  of

released  shares  allocated  to Participants' Accounts as of such date.

     Each  Participant,  as  a  named  fiduciary,  shall  also

be entitled  to separately direct the vote of a portion of the

number of  votes  with respect   to  which  a  signed  voting

direction  instrument is not timely received  from  the  Participants and a portion of the number of votes with respect to any

shares of stock not  then released pursuant to Section 17.1(h)

and (i) and held in the Suspense  Account  and  a  portion of the number of votes with respect  to  any  shares  of stock

released  pursuant to  Section 17.1(h)  and  (i)  and  not

allocated  to Participants'  Accounts ("Undirected  Votes").

Such direction  with  respect  to  each Participant who timely elects to  direct  the  vote  of Undirected Votes  as a named fiduciary shall be with respect to a  number  of Undirected  Votes  equal  to  the total number of Undirected Votes multiplied by a
fraction, the numerator  of which  is  the  total number   of     votes

attributable  to  such  Participant  and  the denominator of  which is the total number of votes attributable to all Participants  who  timely elect to vote  Undirected Votes as a named fiduciary.

17.3 Rights on Tender or Exchange Offer.
     ----------------------------------
     Each  Participant  (or, in the  event  of  the

Participant's death, the Participant's  beneficiary)  is,  for purposes of this Section  17.3,  hereby designated a "named

fiduciary"  within  the meaning of Section 403(a)(1) of ERISA and shall have the right, to the extent of the  number  of

shares of Company Stock allocated to such Participant's

Account or  Accounts,  to direct the Trustee in writing  as

to  the manner in which to respond  to  a  tender  or exchange offer with  respect  to  shares  of  Company  Stock.  The

Trustee shall use its best efforts to timely distribute  or

cause to  be  distributed  to  each  Participant  (or

beneficiary) such information as will be distributed to

stockholders of the Employer in connection with any such

tender or exchange offer.  Upon timely receipt  of  such

instructions, the  Trustee  shall  respond  as instructed

with  respect to shares of Company Stock allocated  to such

Participant's Account or Accounts.  The instructions received by the Trustee from Participants  shall be held by the Trustee in strict confidence and shall not be divulged  or  released to  any person, including  officers  or  employees of the

Employer or any affiliate; provided, however, that to the

extent necessary for the operation of the Plan, such

instructions  may  be  relayed by the Trustee  to  a

recordkeeper,  auditor  or  other person providing services to the Plan if such person (i) is not  the Employer,  an

affiliate  or  any employee, officer or director thereof, and

(ii) agrees  not  to divulge  such  directions  to any  other person, including employees,  officers  and directors of the

Employer and its  affiliates.   If  the Trustee  shall   not

receive  timely instruction from a Participant (or

beneficiary) as to  the  manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock with respect to which  such Participant has the right of direction.  Each Participant, as a named

fiduciary, shall also  be entitled to separately  direct  the tender  of a  portion of the shares  of Company Stock not

released pursuant to Section  17.1(h) and (i) and held in the Suspense

Account and a portion of the shares of Company Stock released pursuant to Section 17.1(h) and (i) and not allocated to

Participants' Accounts.   Such  direction shall  be  with

respect  to the total of the number of shares  of Company

Stock in the Suspense  Account and the number of shares of

Company stock released and not allocated multiplied by a

fraction, the numerator  of  which is the total  shares  of

Company  Stock allocated  to  the  Participant's  Account  or

Accounts  and the denominator of which  is  the  total  number of shares of Company Stock which are allocated to the Accounts of all

Participants.  In effecting the foregoing, to the extent

possible, the Trustee shall tender or exchange shares of

Company Stock entitled  to  one  vote per share prior to

shares of Company Stock having greater than one vote per

share.

17.4 Special Limitation Rules.
     ------------------------
     Any Employer contributions which are used by the Trustee

(not later than the due date, including extensions, for filing the

Company's Federal income tax return  for  the  Plan  Year)  to pay interest  on  an  exempt  loan  shall  not  be  included as annual additions under Section 4.8;  provided,  however,

that the provisions of this Section  17.4  shall  be  applicable only for a Plan Year in which not more than one-third (1/3)  of

the Employer contributions  applied  to  pay  principal and/or interest  on  an exempt loan are allocated to Participants

who are officers of the Employer,  shareholders  owning  more than ten  percent  (10%)  of Company Stock, as determined

under Section 415(c)(6)(B)(iv) of the Code, or Employees whose compensation  exceeds  an amount equal to twice  the  dollar amount  referred  to in Section 4.8;  and  the Committee

shall reallocate such Employer  contributions  to  the extent necessary to satisfy this special rule.

17.5 Limitation on Electing Shareholder.
     ----------------------------------
     To  the  extent that a shareholder sells Company Stock

to the Plan and elects (with the consent  of  the  Company)  special  tax treatment  under  Section 1042 of the Code, no assets

attributable to such Company Stock may be allocated to the

Account of:

     (a)   Any person  who  owns  (after  application  of Section

           318(a)  of  the Code) more than twenty-five percent (25%)

           in value of the outstanding securities of the Employer; or

     (b)   the  shareholder, and any person who is related to such

           shareholder (within the meaning of Section 267(b) of the Code,

           but excluding lineal  descendants  of  such  shareholder as long as no more than five percent (5%) of the aggregate amount of all Company Stock sold by such shareholder in a transaction to which Section 1042  of  the  Code applies is allocated to lineal descendants  of such shareholder)  during  the

           Nonallocation Period  (as defined below).

     Further, no allocation of Employer contributions may  be

made to the Accounts of such persons unless additional

allocations  are made  to  other Participants, in accordance with the provisions of Sections 401(a)  and  410  of the Code.

The phrase "Nonallocation Period" means the period beginning on the date of sale and ending on the later of ten (10) years after the date of sale or the date of the allocation attributable to the final payment on the exempt loan or other indebtedness incurred with respect to the sale.

17.6 Investment Diversification.
     --------------------------
     Each Participant who has completed at least ten (10)

years of participation under the Plan and has attained  age

fifty-five (55) may elect, within ninety (90) days after the end of each Plan Year in the five (5) year period beginning

with the Plan Year after the Plan  Year  in  which the

Participant attains age fifty-five  (55) (or, if later,

beginning  with  the Plan Year after the first Plan Year in

which the individual completes  at least ten (10) years of

participation  under  the  Plan  and has attained  age  fifty-

five (55)), to direct the investment of twenty-five  percent

(25%) of the  Participant's  Account balance under the Plan,

to the extent such portion exceeds the amount to which a prior election applied. For  the  last Plan Year in which  the

Participant  can  make  an election,  the Participant  shall be  entitled  to  direct  the investment of fifty  percent

(50%)  of his Account balance in the Plan, to the extent such portion exceeds  the  amount  to  which a prior election applied.

     If a Participant elects to diversify the investment of twenty-five

(25%) or fifty percent (50%) of his Account balance, as the case may be,

the Plan Administrator shall direct the Trustee to distribute, within ninety (90) days after the end of the Plan Year for which the election could be made, the portion of the Participant's Account balance covered by the election.

17.7 Company Stock Distributions.
     ---------------------------
     (a)   Notwithstanding  the provisions of Sections 5, 6, 7

and 8, distributions of Company Stock  from  the Plan shall be made in accordance  with  this  Section 17.7, unless  the

application  of Sections 5, 6, 7 and 8 would  result  in  an earlier distribution date.

     (b)   Unless  the  Participant  (or his beneficiary,  if

the Participant  is  deceased)  elects  otherwise,  if  a

Participant retires, dies or becomes disabled while  employed by the Employer, distribution  of  Company Stock in his

Account will  be  made  or commenced as soon as  practicable following the date on which the Participant retires, dies or becomes disabled, but not later than the sixtieth (60th) day next following the close of the Plan Year during which the Participant retires, dies or becomes disabled.

     (c)   Unless  the  Participant  elects  otherwise, upon

termination of employment of the Participant with the Employer for reasons  other than retirement, death or disability,

distribution of Company  Stock  in  his Account will be made not later than the later of:

           (i) one (1) year after the close of the Plan Year which is the fifth (5th) Plan Year following the Plan Year in which his employment terminates, unless the Participant is reemployed by the Employer before the end of such year; or


           (ii) the earlier of:

                (A)  the Plan Year in which an Exempt Loan
                     is fully repaid with respect to distributions of Company Stock acquired with the proceeds of that Exempt Loan; or

                (B) the sixtieth (60th) day following the end of the Plan Year in which the Participant attains Normal Retirement Age.

                              SECTION 18
               QUALIFIED DOMESTIC RELATIONS ORDERS
                              DEFINITIONS

18.1 Domestic Relations Order.
     ------------------------
     Any  judgment, decree, or  order (including approval  of

a property settlement agreement) that  relates  to  the

provision of child support, alimony payments, or marital

property  rights  to a spouse,  former spouse, child or other dependent of a Participant, made pursuant  to  a  state

domestic  relations  law, including a community property law.

18.2 Alternate Payee.
     ---------------
     Any  spouse,  former  spouse, child or other dependent  of a Participant who is recognized  by  a  Qualified Domestic

Relations Order  as having a right to receive all,  or  a

portion  of,  the benefits payable under the Plan with respect to a Participant.

18.3 Qualified Domestic Relations Order.
     ----------------------------------
     A Domestic  Relations Order as described in Section 414(p)

of the Code which:

     (a)   Creates or recognizes the existence of an Alternate

           Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with

           respect to a Participant under the Plan; and

     (b)   Clearly specifies the following:

           (i) the name and last known mailing address (if available) of the Participant and each Alternate Payee to which the order relates (unless the Plan Administrator has reason to know such addresses independently);

           (ii) the amount or percentage of the Participant's benefits to be paid to an Alternate Payee or the manner in which the amount is to be determined; and

           (iii) the number of payments or period for which payments are required.

     A  Qualified Domestic Relations Order does not include an order which:

     (a)   requires  the  Plan  to provide any  type  or  form of

           benefit, or any option, not otherwise provided under the Plan;

     (b)  requires the Plan to provide increased benefits, i.e., provides for the payment of benefits in excess of the benefits to which the  Participant  would be entitled in the absence of the order;

          or

     (c)  requires the payment  of benefits to an Alternate Payee that are required to be paid to another  Alternate  Payee

          under a previously existing Qualified Domestic Relations Order.

                            PROCEDURES

18.4 Notice.
     ------
     Upon receipt of a Domestic  Relations  Order, the Plan Administrator

shall  promptly  notify  the  Participant and  any Alternate  Payee  of receipt  of  the  order  and of the Plan's procedures  for  determining whether  the  order  is a Qualified Domestic Relations Order.

18.5 Determination of Qualification.
     ------------------------------
Within a reasonable period of time after receipt of the order

(as  defined  in regulations to be prescribed by the

Secretary of Labor), the Plan  Administrator  shall determine whether the order is qualified and notify the Participant and any Alternate Payee of such determination.

18.6 Deferral of Payment.
     -------------------
     During any time period during  which  the  issue of

whether a Domestic  Relations  Order  is qualified is being determined,

any amount which would be payable  pursuant  to the terms of the order shall be deferred and the amounts so payable  will be segregated into a separate account.

18.7 Payment after Deferral.
     ----------------------
If, within eighteen (18) months after payment is deferred

in accordance  with  Section  18.6, the Plan Administrator

determines that  the  Domestic Relations  Order  is

qualified, the  amounts segregated into  the  separate

accounts,  plus earnings thereon, shall be paid to the

Alternate Payee(s) specified in the order, in accordance with the terms of the order (subject, however,  to  the provisions of  Code  Section 414  (p)  this Section 18 and other

applicable provisions of the Plan).

18.8 Payments after Eighteen Months.
     ------------------------------
     If,  after  eighteen  (18)  months  have  elapsed  after

the deferral   of   benefits  pursuant  to  Section  18.6,

the Plan Administrator determines  that  the  order  is qualified,

the Plan Administrator shall make payments pursuant to  the

order; however, such payments shall be made prospectively

only, and  any  amounts segregated  into  the  special

account  for periods  before  the determination  that  the

order  is qualified shall be paid to the person or persons who

would have received the amounts if the order had   not  been

issued. Neither  the  Plan, nor the Plan

Administrator, shall be liable for payments to any Alternate

Payee for any period before the order is determined to be

qualified.

18.9 Payments Under Qualified Domestic Relations Order.
     -------------------------------------------------
     Payments  may made to an Alternate Payee prior to,

coincident with, or after Participant's  termination  of

employment  if made pursuant  to a Qualified Domestic

Relations Order.  A distribution

to an Alternate  Payee  may be made out of a Participant's

Account on a date coincident with  the  Participant's

"earliest retirement age,"  defined  as  the  earlier of (i)

the  date on  which  the Participant is entitled to  a

distribution under the Plan, or (ii) the later of (A) the

date the  Participant attains age 50, or (B) the earliest

date on which the Participant could  begin  receiving

benefits  under  the  Plan if he had separated from service.

In addition, this Plan specifically  authorizes

distributions  to an Alternate  Payee under a Qualified

Domestic Relations Order prior to the Participant's

attainment of the earliest retirement age (as defined above

and in Section 414(p) of the Code) but only if: (1) the order specifies distribution at the earlier date or permits an

agreement between the  Plan and the Alternate Payee

authorizing an earlier distribution; and  (2)  the  Alternate

Payee consents to a distribution prior to the Participant's

earliest retirement age if the present value of the Alternate

Payee's benefits under the Plan exceeds  $3,500.   Nothing

in this Section  18  shall  provide  a Participant with a

right to receive  a  distribution at a time not otherwise

permitted under  the Plan, nor shall  it  provide  the

Alternate Payee with a right to  receive  a  form  of

payment not permitted under the Plan.

18.10 Non-qualification.
      -----------------
      If the Plan Administrator determines that the order  is

not qualified,  or if eighteen (18) months have expired since

deferral of  benefits,   the  Plan  Administrator  shall  pay

the  amounts segregated pursuant to Section 18.6 above to the person or persons who would have received  the  amounts  if

the order had not been issued.

18.11 Effective Dates.
      ---------------
     The  provisions  of  this  Section 18 shall be effective

for orders  issued on or after January  1,  1985;  however,

the Plan Administrator  may  treat  any  order issued before such  date as a Qualified  Domestic Relations Order  if  it

otherwise meets  the requirements  of this Section  18. Additionally, the

Plan Administrator  shall treat a  Domestic  Relations  Order received before January 1,  1985 as a Qualified Domestic

Relations Order to the extent payments are being made pursuant to the order.

                              SECTION 19

                  AMENDMENT AND TERMINATION OF PLAN;

                        ASSIGNMENT OF BENEFITS

19.1 Amendment.
     ---------
     The Employer shall  have the right at any time, and from

time to  time, to amend, in whole  or  in  part,  any  or  all

of  the provisions   of  the  Plan.   However,  no  such

amendment  shall authorize or permit  any  part  of the Trust

Fund (other than such part as is required to pay taxes  and

administration expenses) to be used for or diverted to

purposes other  than  for the exclusive benefit  of  the

Participants or their beneficiaries  or  estates. Any  such

amendment  shall become  effective  upon  the  adoption

thereof  by an appropriate written instrument executed by

order of the Board of Directors or upon such later date as may be specified in such instrument  provided  that  any

amendment  affecting  the powers  and duties of the Trustee

shall not be effective until the date it is accepted in

writing by the Trustee.

     No amendment  to  the  Plan  shall be effective to the

extent that  it  has  the effect of decreasing  a

Participant's accrued benefit.  Notwithstanding  the preceding sentence, a Participant's Account  balance may be reduced  to the  extent permitted  under Section 412(c)(8)  of the Code.

For purposes of this paragraph, a Plan amendment which  has

the effect of decreasing a Participant's Account balance or

eliminating  an optional  form of benefit with respect to

benefits attributable to service before  the  amendment shall be treated as reducing an accrued benefit.  Furthermore,  if the  vesting  schedule  of the Plan is amended, in the case of an Employee who is a Participant  as  of  the  later of the

date such amendment  is adopted  or  the  date  it  becomes

effective,  the nonforfeitable percentage (determined as of  such date)  of such Employee's  right to his Employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

19.2 Termination; Discontinuance of Contributions.
     --------------------------------------------
     The  Employer  shall  have the right at any time

to terminate this  agreement  and the Trust hereby created.   Such

termination shall  be  effective   upon   execution  by  the  Employer  of

an appropriate  instrument
terminating   the   Plan   and  Trust

as authorized  by the Board of Directors or upon such later

date as may be specified  in  such  instrument.  A copy of such instrument shall be delivered to the Trustee.

     Upon termination or partial  termination  of  the Plan by

any method,  the  Regular  Accounts  of all Participants shall become fully vested and the Plan Administrator  shall  direct the Trustee to  distribute  all assets remaining in the Plan to

Participants, their beneficiaries  or  estates in the ratio of the Participants' Account balances in the Plan.

     In   the   event   the   Employer   completely discontinues

contributions  for a fixed or indeterminate  period,  but

without terminating this  Plan, the Regular Accounts of

Participants shall be completely vested  and  nonforfeitable at the values determined by the Trustee as of the close  of the year in which contributions have been suspended, and all

adjustments in Participant's Accounts thereafter made under the terms of the Plan and Trust with respect to the amounts so

vested shall similarly  be  completely vested in favor of each

Participant but no distribution shall be made of any Account except on actual termination of the Plan or the occurrence of any of the events stated in Sections 5, 6, and  7 and then only in the manner provided in such Sections.

19.3 Assignment of Benefits.
     ----------------------
     No benefit or interest available hereunder will be

subject to assignment  or  alienation,  either  voluntarily or involuntarily. The  interest  of each Participant or

beneficiary shall  be  held subject  to  the maximum

restraint  on alienation  permitted  or

required by applicable  Louisiana  or  Federal law.  The

preceding sentences  shall  also  apply  to  the  creation,

assignment,  or recognition of a right to any benefit payable with  respect  to a Participant  pursuant  to  a Domestic

Relations Order, unless such order is determined to be a

Qualified Domestic Relations Order, as defined in Section

414(p) of the Code.

                            THE TRUST

                          TRUST SECTION 1

                             TRUSTEE

1.1  Establishment and Acceptance of Trust.
     -------------------------------------
     The Trustee shall receive  any  contributions  paid  to it in cash,  or  other  property approved by the Plan

Administrator for acceptance by the Trustee.  All contributions so received together with the income therefrom  (herein  called the "Trust Fund") shall be held, managed, and administered in

Trust pursuant to the terms of this Agreement.  The Trustee

hereby accepts  the  Trust created hereunder and agrees to

perform the duties under this Agreement on its part to be

performed.  The assets of the trust will  be valued annually at fair market value as of the last day of the Plan Year. On  such date,  the earnings  and  losses  of the Trust will be

allocated  to  each Participant's account in the ratio  that such Account balance  bears to all Account balances.

1.2  Investment of Trust Fund.
     ------------------------
     The Trustee  shall  invest  and  reinvest  the

principal and income of the Trust Fund and keep the Trust

Fund invested, without distinction between principal and income.  All contributions shall be applied by the Trustee as follows:

    (a)    To  the  payment  of  principal  and  interest  on  any

           outstanding exempt loan made to the Trust.

     (b)   To purchase shares of Company Stock under the direction

           of the Plan Administrator.

     Subject to the provisions of ERISA Section 404, as

additional shares  of  Company  Stock  become  available  and subject to the direction  of  the  Plan  Administrator,  funds,

as  they  become available,  shall  be  used  for  the  purpose of purchasing such shares.

     This Plan is designed to invest primarily in  Company

Stock, and  the  investment  policy of this Plan is to so

invest. To the extent funds remain after  acquiring  available Company Stock and until  other  Company  Stock  becomes  available, subject to the direction of the Plan Administrator, the Trustee may invest in such securities or in such property, real or personal, wherever situated, as the Trustee  shall deem

advisable, including, but not limited to, stocks, common  or preferred, bonds and mortgages, and other evidences of

indebtedness or ownership.   In  making  such investments,

the Trustee shall be restricted to securities or other

property of the character authorized  by applicable law from time to time for trust investments.

1.3   Powers of Trustee.
      -----------------
     The Trustee shall have the following powers  and authority in the administration of the Trust Fund:

     (a)   Purchase of Property.
           --------------------
           To  purchase or subscribe for any securities  or

           other property and to retain the same in trust.

     (b)   Sale, Exchange, Conveyance and Transfer of Property.

           To  sell,  exchange,  convey,  transfer,  or

           otherwise dispose of any securities or other property held by it, by private contract or at public auction.  No person

           dealing with the Trustee shall be bound to  see to the

           application of the purchase money or to inquire into the

           validity, expediency, or propriety of any such sale or other disposition.

     (c)   Exercise of Owner's and Voting Rights.
           -------------------------------------
           To vote any  stocks, bonds or other securities; to

           give general or special proxies  or  powers of attorney with or without power  of  substitution; to exercise  any  conversion privileges, subscription  rights,  or  other options, and to make any payments incidental thereto; to oppose,  or  to

           consent  to, or otherwise participate in,   corporate

           reorganizations  or other  changes

           affecting the corporate  securities, and to delegate

           discretionary powers,  and  to  pay any assessments  or

           charges in  connection therewith; and generally to exercise any of the powers of an  owner with respect to stocks,  bonds,

           securities or other property
           held as part of the Trust Fund.

           The Trustee  shall vote Company Stock held  in the Plan in accordance  with Section 17 and the instructions of the

           Plan Administrator.

     (d)   Registration of Investments.
           ---------------------------
           To  cause any securities or other property held as

           part of the Trust Fund  to be registered in its own name or in the name of one or more of its  nominees,  and  to  hold any investments in bearer form, but the books and records of the

           Trustee shall at all times show that all such investments are a part of the Trust Fund.

     (e)   Borrowing and Lending.
           ---------------------
           To borrow or raise money for the  purposes of the

           Trust in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and, for any sum so borrowed,

           to issue its promissory note as Trustee, and to secure the repayment thereof by pledging  all,  or  any  part,  of  the

           Trust Fund; and no person lending  money  to  the  Trustee shall be bound to  see  to  the application of the money lent or to  inquire into  the  validity, expediency or propriety of any such borrowing.

     (f)   Retention of Cash.
           -----------------
           Subject to the direction of the Committee, to keep

           such portion of the Trust Fund in cash or cash balances as the

           Trustee may,  from  time to time, deem to be in the best

           interests of  the Trust created hereby.

     (g)   Execution of Instruments.
           ------------------------
           To  make, execute, acknowledge, and deliver any and

           all documents  of transfer  and  conveyance  and  any  and  all other instruments  that may be necessary or appropriate to carry out the powers herein granted.

     (h)   Settlement of Claims and Debts.
           ------------------------------
           To  settle, compromise, or submit to arbitration any

           claims, debts or damages due or
           owing to or from  the

           Trust  Fund,  and to commence or defend suits or legal

           or administrative proceedings.

     (i)   Employment of Agents and Counsel.
           --------------------------------
           To employ suitable agents and counsel  (who may also

           be counsel  for  the Employer), and to pay their reasonable expenses and compensation.

     (j)   Power to do any Necessary Act.
           -----------------------------
           To do  all  such  acts,  take all such proceedings,

           and exercise all such rights and privileges, although not

           specifically mentioned herein, as the Trustee may  deem

           necessary to administer the Trust Fund, and to carry out the purposes of this Trust.

1.4  Payments from the Trust.
     -----------------------
     The  Trustee  shall  from  time  to  time,   on  the

written directions of the Committee, make payments out of the

Trust  Fund to  such  persons,  in  such manner, in such

amounts, and for such purposes as may be specified  in  the

written directions  of the Committee,  and  upon  any  payment being made, the amount thereof shall no longer constitute a

part  of the Trust Fund.  Each such written direction shall be accompanied by  a  certificate  of  the Committee  that  the payment is in accordance with the Plan.  The Trustee shall not be responsible in any way for the application of such payments or for the adequacy  of the Trust Fund to discharge any and all liabilities under the Plan.

1.5  Payment of Compensation, Expenses and Taxes.
     -------------------------------------------
     The  Trustee shall be paid by the  Employer  such

reasonable compensation  as  shall  from  time  to time be

agreed upon by the Employer  and  the Trustee.  In addition,

the Trustee  shall  be reimbursed by the  Employer for any

reasonable expenses, including reasonable counsel fees,

incurred  by it in the administration of the Trust Fund.  All taxes of any and  all kinds  whatsoever that may be levied or assessed under existing or future laws  upon,  or in  respect of, the Trust Fund or the income thereof shall be paid by the

Employer.   Nevertheless, if the Employer refuses to make

such payments, such compensation and expenses may be made from the Trust Fund.

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

1.6  Accounting.
     ----------
     The Trustee shall keep accurate  and detailed accounts

of all investments,  receipts,  disbursements,  and  other

transactions  hereunder. All accounts, books and records relating  to such transactions  shall  be  open  for inspection  and

audit at  all reasonable times by any person designated by

the Committee.

     Within one hundred thirty-five (135) days following the close of each fiscal year of the Trust  and within sixty (60) days after the removal or resignation of the Trustee  as  provided in Section 1.7  hereof, the Trustee shall file with the

Committee  a written account  setting  forth  all investments,

receipts, disbursements, and other transactions effected  by it during such fiscal year or during the period from the close of the  last fiscal  year to the date of such removal or

resignation, and setting forth the current value of the Trust

Fund.

1.7  Removal, Resignation and Appointment of Successor Trustee.
     ---------------------------------------------------------
     The Trustee may be removed by the Employer at any time upon ten (10) days'  notice in writing to the Trustee.  The Trustee may resign at any time  upon  ten  (10) days' notice in writing to the Employer.  Upon such removal or  resignation  of  the

Trustee, the Employer shall appoint a successor Trustee who

shall have the same powers  and duties as those conferred upon the Trustee  hereunder. Upon acceptance  of such appointment by the successor Trustee, the Trustee shall assign,  transfer,

and pay  over to such successor Trustee the funds and

properties then constituting the Trust Fund. The Trustee is

authorized, however, to reserve  such sum of money, as it may deem advisable, for payment of its fees  and expenses in

connection with the settlement of its account or otherwise

which the Employer  refuses  to  pay,  and  any  balance of

such reserve remaining  after the payment of such fees and

expenses  shall be paid over to the successor Trustee.

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

                           TRUST SECTION 2

                       FIDUCIARY RESPONSIBILITY

2.1  Fiduciary Duties.
     ----------------
     The Trustee  shall discharge its duties with the care,

skill, prudence, and diligence  under  the  circumstances

then prevailing that  a prudent man acting in a like

capacity  and familiar  with such matters  would  use  in

the conduct of an enterprise of like character and with like aims, by diversifying  the investments of the Plan so as to minimize

the risk of large losses,  unless under the  circumstances  it is clearly  prudent not to do so, and  in accordance  with

the Plan and Trust provisions  insofar  as  the provisions

thereof are consistent  with  the  provisions  of  the

Employee Retirement Income Security Act of 1974.

2.2  Location of Assets.
     ------------------
     The Trustee  may not maintain the indicia of ownership of

any assets of the Plan  outside  the jurisdiction of the

courts of the United States.

2.3  Deposits with Trustee.
     ---------------------
     The investment of all or  part of the Plan's assets in

demand deposits and in deposits which bear  a reasonable rate of interest in the commercial banking department of  the

corporate Trustee is hereby expressly authorized.

2.4  Common Trust Fund.
     -----------------
     Notwithstanding  any other provision of this  Agreement,

the Trustee may cause any part or all of the cash properly

held by the Trust to be invested as a part of any common trust fund created by the corporate Trustee or  any  other  bank.

The bank  shall not receive  more  than  reasonable

compensation for its services  in operating and administering the common trust funds.

2.5  Prohibited Transactions by Trustee.
     ----------------------------------
     A fiduciary under this Plan and Trust shall not:

     (a)   Deal with the assets of the Plan for its own account;

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

     (b)   Act in any capacity in any transaction involving the

           Plan on behalf of a party whose interests are adverse  to the

           Plan or its Participants; or

     (c)   Receive any consideration from any party in connection

           with any transaction involving Plan assets (other than for its compensation and expenses as provided for herein).

2.6  Party in Interest and Disqualified Person Transactions.
     ------------------------------------------------------
     A fiduciary of the Plan shall not cause the Plan to

engage in a  transaction,  if he knows or should know that

such transaction constitutes a direct or indirect:

     (a)   Sale, exchange  or lease of property between the Plan

           and a party in interest;

     (b)   Loan or extension of credit between the Plan and a

           party in interest, except as permitted in Plan Section 17;

     (c)   Furnishing of goods, services or facilities between the

           Plan and a party in interest;

     (d)   Transfer  to,  or use by or for the benefit of, a party

           in interest of any assets of the Plan, or from the Plan; or

     (e)   An acquisition of Employer securities or real estate in

           violation of Section 407(a)  of  the  Employee  Retirement

           Income Security Act of 1974.

     Nothing  in  this  paragraph  shall  restrict  the

Trustee in investing  funds  in common trust funds maintained by it  or from maintaining demand,  savings  or  time

deposits in its commercial banking department or from

providing other  ancillary services as defined  in  Section

408(b)(6) of the Employee Retirement  Income Security Act of

1974.   Nor  shall  the Trustee be prevented from borrowing

funds from its commercial department for the purposes of

covering overdrafts in its demand account or to permit

payments to Participants  without the necessity for immediate liquidation  of assets.

2.7  Intent of Trust.
     ---------------
     The  provisions of this Trust are intended to comply with the fiduciary responsibility  requirements  of the Employee Retirement Income  Security

Act  of 1974 and no provision  herein  shall be construed to authorize the Trustee to violate any of the fiduciary responsibility or prohibited transaction provisions of
that Act. Any provision herein which is contrary

to the provisions  of that Act shall be considered not written and any provision required  to be  written  into  the  Plan  and  Trust by that

Act which is not expressly provided for in this instrument is hereby  incorporated herein by reference and shall be just as binding upon the  Trustee as  if it were  expressly written herein.  In order that this  Plan and Trust may  expressly  comply with that Act,

it may be amended retroactively.

                           TRUST SECTION 3

                          SPENDTHRIFT CLAUSE

3.1  Restrictions on Alienation.
     --------------------------
     No benefit or interest available hereunder will be

subject to alienation or assignment, either voluntary or

involuntary, and the interest of each Participant  or

beneficiary shall be held subject to the maximum restraint on alienation  permitted or  required by applicable Louisiana or

Federal law.

3.2  Qualified Domestic Relations Order.
     ----------------------------------
     Section 3.1 shall also apply to the creation, assignment,

or recognition  of  a  right to any benefit payable with

respect to a Participant pursuant  to  a  Domestic Relations

Order, unless such order is determined to be a Qualified

Domestic Relations Order, as defined in Section 414(p) of the

Code.

                         TRUST SECTION 4

                AMENDMENT AND TERMINATION OF TRUST

4.1  Amendment.
     ---------
     The Employer shall have the  right at any time, and from

time to  time,  to  amend,  in whole or in part,  any  or  all

of  the provisions  of  this Trust.   However, no such amendment

shall authorize or permit  any  part  of the Trust Fund (other than such part as is required to pay taxes  and  administration expenses) to be used for or diverted to purposes other  than  for the

exclusive benefit  of the Participants and their beneficiaries or  estates. Any  such amendment  shall  become  effective

upon the  adoption thereof by appropriate written instrument executed by order of the Board  of Directors or upon such

later date as may be specified in such instrument  provided

that any amendment affecting the powers and duties of the

Trustee shall not be effective until the date it is accepted in writing by the Trustee.

4.2  Termination; Discontinuance of Contributions.
     --------------------------------------------
     The Employer shall have  the  right  at any time to

terminate the  Trust hereby created.  Such termination  shall be  effective upon execution  by  the  Employer  of  an

appropriate  instrument terminating  the  Plan  and  Trust  as authorized by the Board  of Directors or upon such later date

as may  be  specified  in  such instrument.   A  copy of such

instrument shall be delivered to the Trustee.

     Upon termination  or  partial termination of the Trust by

any method,  the  Plan  Administrator  shall  direct  the

Trustee  to distribute all assets remaining in the Plan to

Participants, their beneficiaries or estates in the ratio of the Participants' Account balances in the Plan.

     THUS DONE AND SIGNED  on  the  day  first above shown, in

the presence of the undersigned competent witnesses, who

hereunto sign their names with the said appearers and me,

Notary  after reading of the whole.






WITNESSES                  CENTURY TELEPHONE ENTERPRISES,INC.

/S/ Merrie D. Rachal
- ---------------------      By:  /S/ R. Stewart Ewing, Jr.
                               ---------------------------
/S/ Carol P. Caruso                 R. Stewart Ewing, Jr.
- ---------------------               Senior Vice President

                   /S/  G. Robert Collier
                   -----------------------
                        NOTARY PUBLIC